EXHIBIT II

Schedule of Outstanding Borrowings as of December 31, 2007(1)

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD Currency: AUD AUD 06510100 29/01/2004 15/09/2009 FIXED/ 5.75 500,000,000.00 500,000,000.00 298,382,765.41 439,249,268.96 AUD 06680100 05/03/2004 14/08/2013 FIXED/ 6 500,000,000.00 500,000,000.00 298,382,765.41 439,249,268.96 AUD 06510200 20/01/2005 15/09/2009 FIXED/ 5.75 100,000,000.00 100,000,000.00 59,676,553.08 87,849,853.79 AUD 06510400 15/03/2005 15/09/2009 FIXED/ 5.75 100,000,000.00 100,000,000.00 59,676,553.08 87,849,853.79 AUD 06510300 15/03/2005 15/09/2009 FIXED/ 5.75 200,000,000.00 200,000,000.00 119,353,106.16 175,699,707.58 AUD 08800100 19/05/2005 19/05/2008 FIXED/ 4.94 650,000,000.00 650,000,000.00 387,897,595.03 571,024,049.65 AUD 06510500 27/10/2005 15/09/2009 FIXED/ 5.75 100,000,000.00 100,000,000.00 59,676,553.08 87,849,853.79 AUD 06680200 16/12/2005 14/08/2013 FIXED/ 6 100,000,000.00 100,000,000.00 59,676,553.08 87,849,853.79 AUD 10530100 24/01/2006 24/01/2011 FIXED/ 5.38 500,000,000.00 500,000,000.00 298,382,765.41 439,249,268.96 AUD 06510600 27/01/2006 15/09/2009 FIXED/ 5.75 500,000,000.00 500,000,000.00 298,382,765.41 439,249,268.96 AUD 11190100 10/03/2006 10/03/2021 FIXED/ 5.56 222,110,000.00 234,456,118.92 139,915,330.26 205,969,357.68 AUD 10530200 22/05/2006 24/01/2011 FIXED/ 5.38 500,000,000.00 500,000,000.00 298,382,765.41 439,249,268.96 AUD 12100100 29/06/2006 29/06/2009 FIXED/ 5.26 52,000,000.00 52,000,000.00 31,031,807.60 45,681,923.97 AUD 06680300 16/08/2006 14/08/2013 FIXED/ 6 400,000,000.00 400,000,000.00 238,706,212.33 351,399,415.17 AUD 12480100 11/10/2006 20/08/2020 FLOATING/ 250,000,000.00 250,000,000.00 149,191,382.71 219,624,634.48 AUD 12610100 21/11/2006 21/05/2010 FIXED/ 6.13 500,000,000.00 500,000,000.00 298,382,765.41 439,249,268.96 AUD 12750100 27/12/2006 29/12/2009 FIXED/ 5.54 61,400,000.00 61,400,000.00 36,641,403.59 53,939,810.23 AUD 12850100 23/01/2007 23/01/2017 FIXED/ 6.13 400,000,000.00 400,000,000.00 238,706,212.33 351,399,415.17 AUD 12850200 23/03/2007 23/01/2017 FIXED/ 6.13 400,000,000.00 400,000,000.00 238,706,212.33 351,399,415.17 AUD 13290100 24/05/2007 24/05/2010 FIXED/ 5.74 200,000,000.00 200,000,000.00 119,353,106.16 175,699,707.58 AUD 12610200 26/09/2007 21/05/2010 FIXED/ 6.13 500,000,000.00 500,000,000.00 298,382,765.41 439,249,268.96

6,735,510,000.00 6,747,856,118.92 4,026,887,938.72 5,927,981,734.60 Currency: BGN

BGN 07770100 16/11/2004 16/11/2009 FIXED/ 4.88 100,000,000.00 100,000,000.00 51,129,972.39 75,268,432.36 BGN 12490100 20/10/2006 20/10/2009 FLOATING/ 150,000,000.00 150,000,000.00 76,694,958.58 112,902,648.53 BGN 12490200 20/10/2006 20/10/2009 FLOATING/ 50,000,000.00 50,000,000.00 25,564,986.19 37,634,216.17 BGN 13700100 22/10/2007 22/10/2012 FIXED/ 5.25 25,000,000.00 25,000,000.00 12,782,493.10 18,817,108.09 BGN 13700200 22/10/2007 22/10/2012 FIXED/ 5.25 30,000,000.00 30,000,000.00 15,338,991.72 22,580,529.71

355,000,000.00 355,000,000.00 181,511,401.98 267,202,934.85

Currency: CAD

CAD 00180100 29/12/1993 29/12/2008 FIXED/ 7 100,000,000.00 100,000,000.00 69,208,941.80 101,882,483.22 CAD 07810100 15/11/2004 05/01/2045 FIXED/ 5.4 300,000,000.00 300,000,000.00 207,626,825.39 305,647,449.66 CAD 12920100 30/01/2007 30/01/2037 FIXED/ 4.6 850,000,000.00 850,000,000.00 588,276,005.26 866,001,107.34 CAD 13080100 21/03/2007 28/05/2037 FIXED/ 4.52 103,828,000.00 107,066,327.10 74,099,472.01 109,081,832.75 CAD 13080200 21/03/2007 28/05/2037 FIXED/ 4.54 51,604,000.00 53,220,766.55 36,833,529.34 54,222,638.54

1,405,432,000.00 1,410,287,093.65 976,044,773.80 1,436,835,511.51

(1) The items disclosed as negative amounts in this Exhibit II refer to buy-backs of outstanding borrowings as of December 31, 2007

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

Currency: CHF

CHF 01200100 21/01/1998 21/01/2008 FIXED/ 3.75 200,000,000.00 200,000,000.00 120,867,831.03 177,929,534.06 CHF 01530100 28/01/1999 28/01/2014 FIXED/ 3.5 1,000,000,000.00 1,000,000,000.00 604,339,155.13 889,647,670.27 CHF 02350100 21/11/2001 21/11/2011 FIXED/ 3.38 300,000,000.00 300,000,000.00 181,301,746.54 266,894,301.08 CHF 05170100 22/07/2003 22/07/2015 FIXED/ 2.5 250,000,000.00 250,000,000.00 151,084,788.78 222,411,917.56 CHF 08200100 01/03/2005 01/03/2010 FIXED/ 1.5 400,000,000.00 400,000,000.00 241,735,662.05 355,859,068.10 CHF 08960100 11/07/2005 10/07/2020 FIXED/ 2.38 400,000,000.00 400,000,000.00 241,735,662.05 355,859,068.10 CHF 08960200 02/08/2005 10/07/2020 FIXED/ 2.38 100,000,000.00 100,000,000.00 60,433,915.51 88,964,767.02 CHF 08960300 07/02/2006 10/07/2020 FIXED/ 2.38 500,000,000.00 500,000,000.00 302,169,577.57 444,823,835.14 CHF 08960400 20/09/2007 10/07/2020 FIXED/ 2.38 150,000,000.00 150,000,000.00 90,650,873.27 133,447,150.54 CHF 09230100 29/08/2005 29/08/2016 FIXED/ 2 200,000,000.00 200,000,000.00 120,867,831.03 177,929,534.06 CHF 12040100 30/06/2006 30/06/2036 FIXED/ 3.13 225,000,000.00 225,000,000.00 135,976,309.91 200,170,725.82 CHF 12040200 21/07/2006 30/06/2036 FIXED/ 3.13 75,000,000.00 75,000,000.00 45,325,436.64 66,723,575.28 CHF 12040300 16/11/2007 30/06/2036 FIXED/ 3.13 75,000,000.00 75,000,000.00 45,325,436.64 66,723,575.28 CHF 12660100 20/12/2006 20/12/2016 FLOATING/ 300,000,000.00 300,000,000.00 181,301,746.54 266,894,301.08 CHF 12790100 08/02/2007 08/02/2019 FIXED/ 2.5 300,000,000.00 300,000,000.00 181,301,746.54 266,894,301.08 CHF 13550100 15/10/2007 15/10/2027 FIXED/ 3.38 200,000,000.00 200,000,000.00 120,867,831.03 177,929,534.06 CHF XS0325547098 11/10/2007 11/01/2008 FIXED/ 2 15,000,000.00 15,000,000.00 9,065,087.33 13,344,715.05 CHF XS0330482117 08/11/2007 08/01/2008 FIXED/ 1.94 200,000,000.00 200,000,000.00 120,867,831.03 177,929,534.05

4,890,000,000.00 4,890,000,000.00 2,955,218,468.61 4,350,377,107.65 Currency: CZK

CZK 01290100 25/02/1998 25/02/2013 FIXED/ 11.66 382,600,000.00 382,600,000.00 14,368,334.08 21,151,624.60 CZK 01600100 23/03/1999 23/03/2009 FIXED/ 8.2 3,000,000,000.00 3,000,000,000.00 112,663,361.87 165,851,735.01 CZK 01910100 17/04/2000 17/04/2015 FIXED/ 6.5 2,000,000,000.00 2,000,000,000.00 75,108,907.92 110,567,823.35 CZK 01600200 04/07/2000 23/03/2009 FIXED/ 8.2 1,000,000,000.00 1,000,000,000.00 37,554,453.96 55,283,911.67 CZK 01290200 28/11/2001 25/02/2013 FIXED/ 5.63 540,500,000.00 540,500,000.00 20,298,182.36 29,880,954.25 CZK 03590100 25/10/2002 25/10/2022 FIXED/ 4 550,000,000.00 550,000,000.00 20,654,949.68 30,406,151.42 CZK 03680100 27/11/2002 27/11/2017 FIXED/ 4.93 364,650,000.00 364,650,000.00 13,694,231.64 20,159,278.40 CZK 01600300 07/01/2003 23/03/2009 FIXED/ 8.2 1,000,000,000.00 1,000,000,000.00 37,554,453.96 55,283,911.67 CZK 04060100 12/02/2003 12/02/2013 FLOATING/ 500,000,000.00 500,000,000.00 18,777,226.98 27,641,955.84 CZK 04070100 20/02/2003 20/02/2023 FIXED/ 4.69 1,398,155,000.00 1,398,155,000.00 52,506,947.57 77,295,477.52 CZK 04150100 21/02/2003 21/02/2028 FIXED/ 4.7 317,500,000.00 317,500,000.00 11,923,539.13 17,552,641.95 CZK 04320100 27/02/2003 27/02/2018 FIXED/ 4.47 1,038,382,400.00 1,239,359,983.03 46,543,487.42 68,516,667.83 CZK 03590200 05/03/2003 25/10/2022 FIXED/ 4 450,000,000.00 450,000,000.00 16,899,504.28 24,877,760.25 CZK 04270100 17/03/2003 15/03/2015 FIXED/ 4.1 2,000,000,000.00 2,000,000,000.00 75,108,907.92 110,567,823.35 CZK 04180100 17/03/2003 15/03/2013 FIXED/ 3.5 1,500,000,000.00 1,500,000,000.00 56,331,680.94 82,925,867.51 CZK 04380100 18/03/2003 15/03/2018 FIXED/ 4.15 2,100,000,000.00 2,100,000,000.00 78,864,353.31 116,096,214.51 CZK 04420100 31/03/2003 31/03/2018 FIXED/ 4.1 1,500,000,000.00 1,500,000,000.00 56,331,680.94 82,925,867.51 CZK 04590100 15/04/2003 15/06/2013 FLOATING/ 750,000,000.00 750,000,000.00 28,165,840.47 41,462,933.76 CZK 01600400 14/05/2003 23/03/2009 FIXED/ 8.2 1,000,000,000.00 1,000,000,000.00 37,554,453.96 55,283,911.67 CZK 04880100 16/06/2003 15/06/2013 FLOATING/ 750,000,000.00 750,000,000.00 28,165,840.47 41,462,933.76 CZK 05660100 28/08/2003 28/08/2018 FLOATING/ 1,000,000,000.00 1,000,000,000.00 37,554,453.96 55,283,911.67 CZK 05670100 28/08/2003 28/08/2018 FLOATING/ 500,000,000.00 500,000,000.00 18,777,226.98 27,641,955.84 CZK 06050100 23/10/2003 23/10/2013 FLOATING/ 500,000,000.00 500,000,000.00 18,777,226.98 27,641,955.84

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

CZK 06060100 29/10/2003 29/10/2013 FLOATING/ 500,000,000.00 500,000,000.00 18,777,226.98 27,641,955.84 CZK 12290100 18/08/2006 18/08/2030 FIXED/ 4.41 500,000,000.00 522,050,000.00 19,605,302.69 28,860,966.09

25,141,787,400.00 25,364,814,983.03 952,561,776.45 1,402,266,191.11 Currency: DKK

DKK 03350100 10/06/2002 10/06/2010 FIXED/ 5 400,000,000.00 400,000,000.00 53,631,524.61 78,950,967.38 DKK 12160100 30/06/2006 30/06/2026 FIXED/ 2 2,600,000,000.00 2,600,000,000.00 348,604,909.97 513,181,287.97 DKK 13040100 27/02/2007 10/11/2024 FIXED/ 4.25 550,000,000.00 550,000,000.00 73,743,346.34 108,557,580.15 DKK 13040200 27/02/2007 10/11/2024 FIXED/ 4.25 450,000,000.00 450,000,000.00 60,335,465.19 88,819,838.31

4,000,000,000.00 4,000,000,000.00 536,315,246.11 789,509,673.80 Currency: EUR

EUR 01320100 12/03/1998 15/04/2008 FIXED/ 5 2,000,000,000.00 2,000,000,000.00 2,000,000,000.00 2,944,200,000.00 EUR 01450100 19/11/1998 19/11/2008 FIXED/ 4.13 300,000,000.00 300,000,000.00 300,000,000.00 441,630,000.00 EUR 01510100 07/01/1999 15/04/2009 FIXED/ 4 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 01510200 19/01/1999 15/04/2009 FIXED/ 4 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 01520100 22/01/1999 22/01/2029 FIXED/ 4.02 200,000,000.00 200,000,000.00 200,000,000.00 294,420,000.00 EUR 01570100 26/02/1999 26/02/2029 FIXED/ 4 75,000,000.00 75,000,000.00 75,000,000.00 110,407,500.00 EUR 01510300 29/04/1999 15/04/2009 FIXED/ 4 2,000,000,000.00 2,000,000,000.00 2,000,000,000.00 2,944,200,000.00 EUR 01510400 06/07/1999 15/04/2009 FIXED/ 4 538,326,000.00 538,326,000.00 538,326,000.00 792,469,704.60 EUR 01730100 04/08/1999 04/08/2014 FLOATING/ 450,000,000.00 450,000,000.00 450,000,000.00 662,445,000.00 EUR 01740100 17/09/1999 17/09/2029 FIXED/ 5.41 25,700,000.00 25,700,000.00 25,700,000.00 37,832,970.00 EUR 01550100 05/02/2000 05/02/2019 FIXED/ 2.41 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 01840100 15/03/2000 15/03/2015 FIXED/ 5 358,500,000.00 208,105,665.00 208,105,665.00 306,352,349.45 EUR 01870100 15/03/2000 15/03/2015 FIXED/ 5.99 45,990,000.00 45,990,000.00 45,990,000.00 67,701,879.00 EUR 01870200 15/03/2000 15/03/2030 FIXED/ 6.06 171,170,000.00 171,170,000.00 171,170,000.00 251,979,357.00 EUR 01880100 03/04/2000 03/04/2008 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 01980100 04/09/2000 04/09/2030 FIXED/ 5.88 26,985,000.00 26,985,000.00 26,985,000.00 39,724,618.50 EUR 02010100 18/10/2000 15/10/2010 FIXED/ 5.63 3,000,000,000.00 3,000,000,000.00 3,000,000,000.00 4,416,300,000.00 EUR 01320400 29/03/2001 15/04/2008 FIXED/ 5 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 01730200 12/11/2001 04/08/2014 FLOATING/ -26,707,000.00 -26,707,000.00 -26,707,000.00 -39,315,374.70 EUR 01730300 06/12/2001 04/08/2014 FLOATING/ -28,000,000.00 -28,000,000.00 -28,000,000.00 -41,218,800.00 EUR 01730400 04/02/2002 04/08/2014 FLOATING/ -26,143,000.00 -26,143,000.00 -26,143,000.00 -38,485,110.30 EUR 03200100 19/04/2002 19/04/2017 FIXED/ 5.49 14,968,737.00 14,968,737.00 14,968,737.00 22,035,477.74 EUR 03290100 17/05/2002 17/05/2010 FIXED/ 5.13 250,000,000.00 250,000,000.00 250,000,000.00 368,025,000.00 EUR 03360100 23/05/2002 15/10/2012 FIXED/ 5.38 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 7,360,500,000.00 EUR 03500100 15/07/2002 15/07/2012 FLOATING/ 25,000,000.00 25,000,000.00 25,000,000.00 36,802,500.00 EUR 01730500 19/08/2002 04/08/2014 FLOATING/ -37,000,000.00 -37,000,000.00 -37,000,000.00 -54,467,700.00 EUR 03630100 25/10/2002 15/06/2008 FIXED/ 1.4 500,000,000.00 500,000,000.00 500,000,000.00 736,050,000.00 EUR 03620100 21/11/2002 21/11/2008 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 03620200 23/12/2002 21/11/2008 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 01510500 14/01/2003 15/04/2009 FIXED/ 4 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 03950100 24/01/2003 24/01/2010 FLOATING/ 130,000,000.00 130,000,000.00 130,000,000.00 191,373,000.00 EUR 04290100 21/02/2003 15/06/2010 FIXED/ 1.25 400,000,000.00 400,000,000.00 400,000,000.00 588,840,000.00 EUR 04010100 24/02/2003 24/02/2011 FLOATING/ 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 04050100 28/02/2003 28/02/2013 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

EUR 04310100 11/03/2003 11/03/2011 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 04490100

20/03/2003 15/10/2008 FIXED/ 3.25 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 7,360,500,000.00 EUR 04330100 20/03/2003 20/09/2011 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 04450100 27/03/2003 27/03/2015 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 04310200 15/04/2003 11/03/2011 FLOATING/ 70,000,000.00 70,000,000.00 70,000,000.00 103,047,000.00 EUR 04050200 23/04/2003 28/02/2013 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 04660100 06/05/2003 06/05/2008 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 04050300 14/05/2003 28/02/2013 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 03620300 21/05/2003 21/11/2008 FLOATING/ 30,000,000.00 30,000,000.00 30,000,000.00 44,163,000.00 EUR 04050400 29/05/2003 28/02/2013 FLOATING/ 30,000,000.00 30,000,000.00 30,000,000.00 44,163,000.00 EUR 03620400 16/06/2003 21/11/2008 FLOATING/ 30,000,000.00 30,000,000.00 30,000,000.00 44,163,000.00 EUR 05130100 19/06/2003 15/10/2013 FIXED/ 3.63 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 7,360,500,000.00 EUR 01840200 27/06/2003 15/03/2015 FIXED/ 5 -10,263,063.20 -10,263,063.20 -10,263,063.20 -15,108,255.34 EUR 05270100 21/07/2003 21/07/2009 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 05570100 30/07/2003 30/07/2008 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 02010200 31/07/2003 15/10/2010 FIXED/ 5.63 2,000,000,000.00 2,000,000,000.00 2,000,000,000.00 2,944,200,000.00 EUR 05520100 01/08/2003 01/08/2023 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 03620500 11/08/2003 21/11/2008 FLOATING/ 30,000,000.00 30,000,000.00 30,000,000.00 44,163,000.00 EUR 05720100 11/09/2003 11/09/2018 FLOATING/ 70,000,000.00 70,000,000.00 70,000,000.00 103,047,000.00 EUR 05880100 01/10/2003 01/10/2010 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 04050500 16/10/2003 28/02/2013 FLOATING/ 30,000,000.00 30,000,000.00 30,000,000.00 44,163,000.00 EUR 03620600 21/11/2003 21/11/2008 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 05880200 11/12/2003 01/10/2010 FLOATING/ 25,000,000.00 25,000,000.00 25,000,000.00 36,802,500.00 EUR 06430100 29/12/2003 21/06/2010 FLOATING/ 200,000,000.00 200,000,000.00 200,000,000.00 294,420,000.00 EUR 03620700 22/01/2004 21/11/2008 FLOATING/ 60,000,000.00 60,000,000.00 60,000,000.00 88,326,000.00 EUR 04660200 22/01/2004 06/05/2008 FLOATING/ 10,000,000.00 10,000,000.00 10,000,000.00 14,721,000.00 EUR 06480100 30/01/2004 30/01/2014 FLOATING/ 165,000,000.00 165,000,000.00 165,000,000.00 242,896,500.00 EUR 06480200 11/02/2004 30/01/2014 FLOATING/ 25,000,000.00 25,000,000.00 25,000,000.00 36,802,500.00 EUR 06640100 12/03/2004 17/03/2008 FIXED/ 2.25 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 04660300 15/03/2004 06/05/2008 FLOATING/ 10,000,000.00 10,000,000.00 10,000,000.00 14,721,000.00 EUR 06670100 30/03/2004 30/03/2014 FLOATING/ 160,000,000.00 160,000,000.00 160,000,000.00 235,536,000.00 EUR 03620800 31/03/2004 21/11/2008 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 01870300 07/04/2004 15/03/2030 FIXED/ 6.06 -3,765,740.00 -3,765,740.00 -3,765,740.00 -5,543,545.85 EUR 06670200 08/04/2004 30/03/2014 FLOATING/ 40,000,000.00 40,000,000.00 40,000,000.00 58,884,000.00 EUR 03620900 13/04/2004 21/11/2008 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 04660400 13/04/2004 06/05/2008 FLOATING/ 15,000,000.00 15,000,000.00 15,000,000.00 22,081,500.00 EUR 06870100 16/04/2004 16/10/2009 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 07010100 13/05/2004 13/05/2015 FLOATING/ 200,000,000.00 200,000,000.00 200,000,000.00 294,420,000.00 EUR 04660500 25/05/2004 06/05/2008 FLOATING/ 25,000,000.00 25,000,000.00 25,000,000.00 36,802,500.00 EUR 07230100 08/06/2004 08/06/2010 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 07040100 10/06/2004 10/06/2014 FIXED/ 4.75 16,691,704.22 16,691,704.22 16,691,704.22 24,571,857.78 EUR 03621000 21/06/2004 21/11/2008 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 06670300 22/06/2004 30/03/2014 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 04660600 29/06/2004 06/05/2008 FLOATING/ 40,000,000.00 40,000,000.00 40,000,000.00 58,884,000.00

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

EUR 07290100 30/06/2004 30/06/2009 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 03621100 01/07/2004 21/11/2008 FLOATING/ 75,000,000.00 75,000,000.00 75,000,000.00 110,407,500.00 EUR 07300100 02/07/2004 02/01/2009 FLOATING/ 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 07350100 15/07/2004 15/04/2020 FIXED/ 4.63 4,000,000,000.00 4,000,000,000.00 4,000,000,000.00 5,888,400,000.00 EUR 07320100 20/07/2004 20/07/2009 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 03621200 06/08/2004 21/11/2008 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07300200 20/08/2004 02/01/2009 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07300300 20/09/2004 02/01/2009 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07300400 21/09/2004 02/01/2009 FLOATING/ 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 07460100 21/09/2004 21/09/2009 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 07590100 30/09/2004 25/01/2020 FLOATING/ 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 07470100 01/10/2004 01/10/2010 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07520100 07/10/2004 07/10/2010 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07580100 14/10/2004 14/10/2011 FIXED/ 3.38 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 07580200 22/10/2004 14/10/2011 FIXED/ 3.38 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07670100 22/10/2004 22/10/2009 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07740100 08/11/2004 08/11/2012 FIXED/ 3.3 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 07750100 18/11/2004 18/11/2014 FIXED/ 3.5 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07900100 26/11/2004 30/10/2034 FLOATING/ 30,000,000.00 30,000,000.00 30,000,000.00 44,163,000.00 EUR 07840100 01/12/2004 01/12/2014 FIXED/ 3.6 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 00190100 19/12/2004 19/12/2008 FIXED/ 7.75 204,516,752.48 204,516,752.48 204,516,752.48 301,069,111.33 EUR 07460200 21/12/2004 21/09/2009 FLOATING/ -39,233,000.00 -39,233,000.00 -39,233,000.00 -57,754,899.30 EUR 07970100 21/12/2004 21/12/2014 FLOATING/ 70,000,000.00 70,000,000.00 70,000,000.00 103,047,000.00 EUR 00000100 01/01/2005 15/05/2016 FIXED/ 5.75 76,693,782.18 76,693,782.18 76,693,782.18 112,900,916.75 EUR 00010100 01/01/2005 22/09/2016 FIXED/ 6 102,258,376.24 102,258,376.24 102,258,376.24 150,534,555.66 EUR 00070100 01/01/2005 18/12/2009 FIXED/ 8.05 24,957,911.90 9,983,164.76 9,983,164.76 14,696,216.84 EUR 00220100 01/01/2005 21/12/2009 FIXED/ 11.6 90,151,815.66 90,151,815.66 90,151,815.66 132,712,487.83 EUR 00270100 01/01/2005 20/04/2015 FIXED/ 9 31,743,451.96 31,743,451.96 31,743,451.96 46,729,535.63 EUR 00500100 01/01/2005 17/06/2021 FIXED/ 8.5 90,151,815.66 90,151,815.66 90,151,815.66 132,712,487.83 EUR 00540100 01/01/2005 28/12/2015 FIXED/ 0.05 112,539,516.55 112,539,516.55 112,539,516.55 165,669,422.31 EUR 00560100 01/01/2005 30/06/2017 FIXED/ 8.3 6,611,133.15 6,611,133.15 6,611,133.15 9,732,249.11 EUR 00570100 01/01/2005 30/06/2018 FIXED/ 8.31 6,611,133.15 6,611,133.15 6,611,133.15 9,732,249.11 EUR 00580100 01/01/2005 30/06/2019 FIXED/ 8.32 6,310,627.10 6,310,627.10 6,310,627.10 9,289,874.15 EUR 00590100 01/01/2005 30/06/2020 FIXED/ 8.34 6,310,627.10 6,310,627.10 6,310,627.10 9,289,874.15 EUR 00600100 01/01/2005 30/06/2021 FIXED/ 8.35 6,010,121.04 6,010,121.04 6,010,121.04 8,847,499.18 EUR 00610100 01/01/2005 30/06/2022 FIXED/ 8.36 5,709,614.99 5,709,614.99 5,709,614.99 8,405,124.23 EUR 00620100 01/01/2005 30/06/2023 FIXED/ 8.37 5,409,108.94 5,409,108.94 5,409,108.94 7,962,749.27 EUR 00630100 01/01/2005 30/06/2024 FIXED/ 8.38 5,409,108.94 5,409,108.94 5,409,108.94 7,962,749.27 EUR 00640100 01/01/2005 30/06/2025 FIXED/ 8.39 5,409,108.94 5,409,108.94 5,409,108.94 7,962,749.27 EUR 00650100 01/01/2005 30/06/2040 FIXED/ 8.39 51,086,028.87 51,086,028.87 51,086,028.87 75,203,743.10 EUR 00690100 01/01/2005 25/10/2011 FIXED/ 8.54 158,631,285.92 158,631,285.92 158,631,285.92 233,521,116.00 EUR 00700100 01/01/2005 11/10/2016 FIXED/ 8 99,759,579.41 99,759,579.41 99,759,579.41 146,856,076.85 EUR 00720100 01/01/2005 05/11/2026 FIXED/ 6.92 68,615,370.46 68,615,370.46 68,615,370.46 101,008,686.85 EUR 00720200 01/01/2005 05/11/2026 FIXED/ 6.88 35,279,139.80 35,279,139.80 35,279,139.80 51,934,421.70

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

EUR 00810100 01/01/2005 06/12/2016 FIXED/ 7.46 122,503,576.46 122,503,576.46 122,503,576.46 180,337,514.91 EUR 00840100 01/01/2005 15/09/2016 FIXED/ 0.14 40,748,620.68 34,828,651.46 34,828,651.46 51,271,257.81 EUR 00890100 01/01/2005 17/02/2017 FIXED/ 6.48 145,718,186.14 145,718,186.14 145,718,186.14 214,511,741.82 EUR 00920100 01/01/2005 20/02/2017 FIXED/ 7.25 163,636,586.84 163,636,586.84 163,636,586.84 240,889,419.49 EUR 01070100 01/01/2005 15/07/2009 FIXED/ 5.75 457,200,000.00 457,200,000.00 457,200,000.00 673,044,120.00 EUR 01100100 01/01/2005 31/01/2008 FIXED/ 5.75 60,101,210.44 60,101,210.44 60,101,210.44 88,474,991.89 EUR 01230100 01/01/2005 15/02/2018 FIXED/ 5.5 516,400,000.00 516,400,000.00 516,400,000.00 760,192,440.00 EUR 01250100 01/01/2005 15/02/2028 FIXED/ 5.63 386,400,000.00 386,400,000.00 386,400,000.00 568,819,440.00 EUR 01250200 01/01/2005 15/02/2028 FIXED/ 5.63 74,400,000.00 74,400,000.00 74,400,000.00 109,524,240.00 EUR 01300100 01/01/2005 17/03/2008 FIXED/ 5 90,151,815.66 90,151,815.66 90,151,815.66 132,712,487.83 EUR 01320200 01/01/2005 15/04/2008 FIXED/ 5 1,549,200,000.00 1,549,200,000.00 1,549,200,000.00 2,280,577,320.00 EUR 01320300 01/01/2005 15/04/2008 FIXED/ 5 1,533,000,000.00 1,533,000,000.00 1,533,000,000.00 2,256,729,300.00 EUR 01180100 01/01/2005 22/12/2009 FLOATING/ 241,743,004.20 241,743,004.20 241,743,004.20 355,869,876.48 EUR 01190100 01/01/2005 26/01/2010 FLOATING/ 79,420,708.92 79,420,708.92 79,420,708.92 116,915,225.60 EUR 01240100 01/01/2005 18/02/2013 FLOATING/ 263,532,461.90 263,532,461.90 263,532,461.90 387,946,137.16 EUR 01270100 01/01/2005 05/02/2013 FLOATING/ 228,245,912.00 228,245,912.00 228,245,912.00 336,000,807.06 EUR 01280100 01/01/2005 26/02/2010 FLOATING/ 33,073,899.82 33,073,899.82 33,073,899.82 48,688,087.93 EUR 01310100 01/01/2005 27/03/2008 FLOATING/ 167,694,010.00 167,694,010.00 167,694,010.00 246,862,352.12 EUR 01370100 01/01/2005 02/07/2013 FLOATING/ 93,680,116.93 93,680,116.93 93,680,116.93 137,906,500.13 EUR 01460100 01/01/2005 20/11/2018 FLOATING/ 143,485,051.98 143,485,051.98 143,485,051.98 211,224,345.02 EUR 01480100 01/01/2005 16/11/2018 FLOATING/ 37,115,691.51 37,115,691.51 37,115,691.51 54,638,009.47 EUR 06670400 18/01/2005 30/03/2014 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07590200 25/01/2005 25/01/2020 FLOATING/ 250,000,000.00 250,000,000.00 250,000,000.00 368,025,000.00 EUR 08080100 31/01/2005 31/01/2015 FLOATING/ 250,000,000.00 250,000,000.00 250,000,000.00 368,025,000.00 EUR 08030100 04/02/2005 04/02/2015 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08110100 04/02/2005 04/02/2020 FLOATING/ 450,000,000.00 450,000,000.00 450,000,000.00 662,445,000.00 EUR 08040100 09/02/2005 09/02/2015 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07900200 11/02/2005 30/10/2034 FLOATING/ 20,000,000.00 20,000,000.00 20,000,000.00 29,442,000.00 EUR 08070100 15/02/2005 15/02/2015 FIXED/ 3.38 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08130100 15/02/2005 15/02/2015 FIXED/ 3.45 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 07010200 24/02/2005 13/05/2015 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08120100 25/02/2005 25/02/2015 FLOATING/ 125,000,000.00 125,000,000.00 125,000,000.00 184,012,500.00 EUR 08230100 25/02/2005 25/02/2020 FLOATING/ 200,000,000.00 200,000,000.00 200,000,000.00 294,420,000.00 EUR 08330100 01/03/2005 01/03/2010 FIXED/ 3.06 12,000,000.00 12,000,000.00 12,000,000.00 17,665,200.00 EUR 08280100 02/03/2005 02/03/2017 FIXED/ 3.5 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08130200 04/03/2005 15/02/2015 FIXED/ 3.45 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08220100 07/03/2005 07/03/2025 FIXED/ 5 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08190100 09/03/2005 09/03/2020 FIXED/ 3.75 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08120200 09/03/2005 25/02/2015 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08410100 14/03/2005 14/03/2017 FIXED/ 3.3 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 07010300 14/03/2005 13/05/2015 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08250100 15/03/2005 15/03/2015 FLOATING/ 250,000,000.00 250,000,000.00 250,000,000.00 368,025,000.00 EUR 08110200 16/03/2005 04/02/2020 FLOATING/ 75,000,000.00 75,000,000.00 75,000,000.00 110,407,500.00 EUR 08260100 16/03/2005 16/03/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

EUR 04490200 18/03/2005 15/10/2008 FIXED/ 3.25 474,000,000.00 474,000,000.00 474,000,000.00 697,775,400.00 EUR 08340100 23/03/2005 23/03/2015 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 08430100 23/03/2005 23/03/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 08270100 24/03/2005 24/03/2020 FLOATING/ 135,000,000.00 135,000,000.00 135,000,000.00 198,733,500.00 EUR 01870400 30/03/2005 15/03/2030 FIXED/ 6.06 -4,159,431.00 -4,159,431.00 -4,159,431.00 -6,123,098.38 EUR 01870600 30/03/2005 15/03/2015 FIXED/ 5.99 -1,117,557.00 -1,117,557.00 -1,117,557.00 -1,645,155.66 EUR 08540100 30/03/2005 30/03/2015 FLOATING/ 250,000,000.00 250,000,000.00 250,000,000.00 368,025,000.00 EUR 08470100 31/03/2005 31/03/2025 FLOATING/ 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 08120300 11/04/2005 25/02/2015 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 01520200 14/04/2005 22/01/2029 FIXED/ 4.02 -5,000,000.00 -5,000,000.00 -5,000,000.00 -7,360,500.00 EUR 08610100 22/04/2005 22/04/2009 FIXED/ 2.5 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 08570100 22/04/2005 22/04/2020 FLOATING/ 175,000,000.00 175,000,000.00 175,000,000.00 257,617,500.00 EUR 08590100 27/04/2005 27/04/2017 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08630200 03/05/2005 03/05/2015 FLOATING/ 125,000,000.00 125,000,000.00 125,000,000.00 184,012,500.00 EUR 01870500 12/05/2005 15/03/2030 FIXED/ 6.06 -4,148,989.00 -4,148,989.00 -4,148,989.00 -6,107,726.71 EUR 01870700 12/05/2005 15/03/2015 FIXED/ 5.99 -1,114,751.61 -1,114,751.61 -1,114,751.61 -1,641,025.85 EUR 08710100 12/05/2005 12/05/2015 FIXED/ 3 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08570200 13/05/2005 22/04/2020 FLOATING/ 75,000,000.00 75,000,000.00 75,000,000.00 110,407,500.00 EUR 08810100 18/05/2005 15/10/2037 FIXED/ 4 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 7,360,500,000.00 EUR 08740200 20/05/2005 20/05/2020 FIXED/ 5 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 08730100 25/05/2005 25/05/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 08570300 31/05/2005 22/04/2020 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08740100 06/06/2005 20/05/2020 FIXED/ 5 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08820100 08/06/2005 08/06/2020 FLOATING/ 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 08850100 09/06/2005 09/06/2015 FLOATING/ 300,000,000.00 300,000,000.00 300,000,000.00 441,630,000.00 EUR 08880100 10/06/2005 10/06/2020 FIXED/ 4 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 08860100 17/06/2005 17/06/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 08840100 22/06/2005 22/06/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 08900100 22/06/2005 22/06/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 08930100 27/06/2005 27/06/2016 FLOATING/ 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 08970100 30/06/2005 30/06/2020 FLOATING/ 125,000,000.00 125,000,000.00 125,000,000.00 184,012,500.00 EUR 09020100 30/06/2005 30/06/2015 FLOATING/ 200,000,000.00 200,000,000.00 200,000,000.00 294,420,000.00 EUR 07350200 06/07/2005 15/04/2020 FIXED/ 4.63 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 08990100 15/07/2005 15/07/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 09010100 15/07/2005 15/07/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 08880200 22/07/2005 10/06/2020 FIXED/ 4 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 09040100 25/07/2005 25/07/2015 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 09110100 26/07/2005 26/07/2017 FIXED/ 3.25 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 09090100 27/07/2005 27/07/2035 FIXED/ 5 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 09370100 29/07/2005 29/07/2015 FLOATING/ 250,000,000.00 250,000,000.00 250,000,000.00 368,025,000.00 EUR 09130100 03/08/2005 03/08/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 09170100 05/08/2005 05/08/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 08570400 10/08/2005 22/04/2020 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 09410100 17/08/2005 17/08/2030 FIXED/ 5.5 125,000,000.00 125,000,000.00 125,000,000.00 184,012,500.00

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

EUR 09430100 17/08/2005 17/08/2015 FLOATING/ 75,000,000.00 75,000,000.00 75,000,000.00 110,407,500.00 EUR 08980100 22/08/2005 22/08/2025 FIXED/ 5 75,000,000.00 75,000,000.00 75,000,000.00 110,407,500.00 EUR 01870800 15/09/2005 15/03/2015 FIXED/ 5.99 -2,937,703.24 -2,937,703.24 -2,937,703.24 -4,324,592.94 EUR 01870900 15/09/2005 15/03/2030 FIXED/ 6.06 -10,933,826.09 -10,933,826.09 -10,933,826.09 -16,095,685.39 EUR 06640200 15/09/2005 17/03/2008 FIXED/ 2.25 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 09350100 15/09/2005 15/09/2045 FIXED/ 5.75 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 09470100 16/09/2005 16/09/2030 FIXED/ 5 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 09090200 21/09/2005 27/07/2035 FIXED/ 5 75,000,000.00 75,000,000.00 75,000,000.00 110,407,500.00 EUR 09670100 21/09/2005 15/10/2015 FIXED/ 3.13 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 7,360,500,000.00 EUR 08880300 22/09/2005 10/06/2020 FIXED/ 4 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 09810100 30/09/2005 30/09/2015 FLOATING/ 250,000,000.00 250,000,000.00 250,000,000.00 368,025,000.00 EUR 09850100 10/10/2005 10/10/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 09630100 13/10/2005 13/10/2025 FLOATING/ 70,000,000.00 70,000,000.00 70,000,000.00 103,047,000.00 EUR 09930100 14/10/2005 14/10/2015 FLOATING/ 250,000,000.00 250,000,000.00 250,000,000.00 368,025,000.00 EUR 09690100 04/11/2005 04/11/2020 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 09990100 18/11/2005 18/11/2025 FIXED/ 5 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08340200 02/12/2005 23/03/2015 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 10290100 06/12/2005 06/12/2010 FLOATING/ 76,300,000.00 76,300,000.00 76,300,000.00 112,321,230.00 EUR 10430100 15/12/2005 15/12/2015 FLOATING/ 200,000,000.00 200,000,000.00 200,000,000.00 294,420,000.00 EUR 01871000 11/01/2006 15/03/2015 FIXED/ 5.99 -2,054,557.26 -2,054,557.26 -2,054,557.26 -3,024,513.74 EUR 01871100 11/01/2006 15/03/2030 FIXED/ 6.06 -7,646,848.58 -7,646,848.58 -7,646,848.58 -11,256,925.79 EUR 10510100 16/01/2006 16/01/2016 FLOATING/ 172,893,000.00 172,893,000.00 172,893,000.00 254,515,785.30 EUR 10590100 20/01/2006 20/01/2016 FIXED/ 2.5 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 10640100 26/01/2006 26/06/2008 FIXED/ 2.75 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 06480300 30/01/2006 30/01/2014 FLOATING/ -36,000,000.00 -36,000,000.00 -36,000,000.00 -52,995,600.00 EUR 10650100 30/01/2006 30/01/2016 FLOATING/ 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 10890100 17/02/2006 17/02/2016 FLOATING/ 195,000,000.00 195,000,000.00 195,000,000.00 287,059,500.00 EUR 10990100 23/02/2006 31/03/2008 FIXED/ 3 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 10910100 06/03/2006 06/03/2008 FLOATING/ 43,988,270.00 43,988,270.00 43,988,270.00 64,755,132.27 EUR 10910200 06/03/2006 06/03/2008 FLOATING/ 29,411,765.00 29,411,765.00 29,411,765.00 43,297,059.26 EUR 11500100 30/03/2006 30/03/2011 FLOATING/ 33,473,027.43 33,473,027.43 33,473,027.43 49,275,643.68 EUR 11580100 06/04/2006 15/10/2011 FIXED/ 3.63 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 7,360,500,000.00 EUR 01350100 15/04/2006 15/04/2013 FLOATING/ 199,978,449.54 199,978,449.54 199,978,449.54 294,388,275.57 EUR 11600100 19/04/2006 19/04/2011 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 01871200 24/04/2006 15/03/2030 FIXED/ 6.06 -4,051,422.73 -4,051,422.73 -4,051,422.73 -5,964,099.40 EUR 01871300 24/04/2006 15/03/2015 FIXED/ 5.99 -1,088,537.31 -1,088,537.31 -1,088,537.31 -1,602,435.77 EUR 11720100 09/05/2006 09/05/2011 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 09430200 17/05/2006 17/08/2015 FLOATING/ -19,630,000.00 -19,630,000.00 -19,630,000.00 -28,897,323.00 EUR 11840100 06/06/2006 06/06/2021 FIXED/ 4.5 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 09850200 06/06/2006 10/10/2020 FLOATING/ -9,648,000.00 -9,648,000.00 -9,648,000.00 -14,202,820.80 EUR 08040200 09/06/2006 09/02/2015 FLOATING/ -15,000,000.00 -15,000,000.00 -15,000,000.00 -22,081,500.00 EUR 01871400 15/06/2006 15/03/2030 FIXED/ 6.06 -1,839,735.16 -1,839,735.16 -1,839,735.16 -2,708,274.13 EUR 01871500 15/06/2006 15/03/2015 FIXED/ 5.99 -494,300.52 -494,300.52 -494,300.52 -727,659.80 EUR 12230100 21/07/2006 21/07/2016 FLOATING/ 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

EUR 12210100 27/07/2006 27/07/2016 FIXED/ 14.1 19,950,000.00 22,802,651.34 22,802,651.34 33,567,783.04 EUR 01350200 27/07/2006 15/04/2013 FLOATING/ -7,649,283.48 -7,649,283.48 -7,649,283.48 -11,260,510.21 EUR 09850300 04/08/2006 10/10/2020 FLOATING/ -31,938,000.00 -31,938,000.00 -31,938,000.00 -47,015,929.80 EUR 12300100 29/08/2006 29/08/2014 FIXED/ 4 125,000,000.00 125,000,000.00 125,000,000.00 184,012,500.00 EUR 08110300 29/08/2006 04/02/2020 FLOATING/ -6,000,000.00 -6,000,000.00 -6,000,000.00 -8,832,600.00 EUR 12370100 08/09/2006 08/09/2010 FLOATING/ 14,657,383.66 14,657,383.66 14,657,383.66 21,577,134.49 EUR 12370200 08/09/2006 08/09/2010 FLOATING/ 10,879,419.76 10,879,419.76 10,879,419.76 16,015,593.83 EUR 09470200 11/09/2006 16/09/2030 FIXED/ 5 -15,000,000.00 -15,000,000.00 -15,000,000.00 -22,081,500.00 EUR 09470300 18/09/2006 16/09/2030 FIXED/ 5 -20,000,000.00 -20,000,000.00 -20,000,000.00 -29,442,000.00 EUR 12300200 18/09/2006 29/08/2014 FIXED/ 4 25,000,000.00 25,000,000.00 25,000,000.00 36,802,500.00 EUR 12400100 18/09/2006 18/09/2031 FLOATING/ 20,000,000.00 20,000,000.00 20,000,000.00 29,442,000.00 EUR 04490300 19/09/2006 15/10/2008 FIXED/ 3.25 580,000,000.00 580,000,000.00 580,000,000.00 853,818,000.00 EUR 12470100 22/09/2006 31/12/2035 FIXED/ 4.03 60,350,000.00 63,475,300.00 63,475,300.00 93,441,989.13 EUR 12420100 25/09/2006 25/09/2008 FIXED/ 3.25 66,400,000.00 66,400,000.00 66,400,000.00 97,747,440.00 EUR 01730600 12/10/2006 04/08/2014 FLOATING/ -6,855,000.00 -6,855,000.00 -6,855,000.00 -10,091,245.50 EUR 12300300 17/10/2006 29/08/2014 FIXED/ 4 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 08990200 20/10/2006 15/07/2020 FLOATING/ -57,000,000.00 -57,000,000.00 -57,000,000.00 -83,909,700.00 EUR 09850400 23/10/2006 10/10/2020 FLOATING/ -10,000,000.00 -10,000,000.00 -10,000,000.00 -14,721,000.00 EUR 12300400 25/10/2006 29/08/2014 FIXED/ 4 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 12540100 25/10/2006 15/10/2016 FIXED/ 3.88 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 7,360,500,000.00 EUR 12370300 03/11/2006 08/09/2010 FLOATING/ 11,070,110.70 11,070,110.70 11,070,110.70 16,296,309.96 EUR 12300500 16/11/2006 29/08/2014 FIXED/ 4 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 12630100 24/11/2006 24/11/2010 FIXED/ 3.75 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 09410200 28/11/2006 17/08/2030 FIXED/ 5.5 -8,000,000.00 -8,000,000.00 -8,000,000.00 -11,776,800.00 EUR 12370400 30/11/2006 08/09/2010 FLOATING/ 10,879,419.76 10,879,419.76 10,879,419.76 16,015,593.83 EUR 12300600 08/12/2006 29/08/2014 FIXED/ 4 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 12670100 12/12/2006 12/12/2011 FIXED/ 3.63 500,000,000.00 500,000,000.00 500,000,000.00 736,050,000.00 EUR 12680100 18/12/2006 18/12/2009 FIXED/ 3.53 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 07590300 18/12/2006 25/01/2020 FLOATING/ 250,000,000.00 250,000,000.00 250,000,000.00 368,025,000.00 EUR 12700100 08/01/2007 08/01/2027 FIXED/ 1.49 34,777,325.00 34,777,325.00 34,777,325.00 51,195,700.13 EUR 12710100 08/01/2007 08/01/2032 FIXED/ 1.47 29,780,750.00 29,780,750.00 29,780,750.00 43,840,242.08 EUR 12720100 08/01/2007 08/01/2037 FIXED/ 1.42 29,784,300.00 29,784,300.00 29,784,300.00 43,845,468.03 EUR 12730100 08/01/2007 08/01/2047 FIXED/ 1.29 24,828,550.00 24,828,550.00 24,828,550.00 36,550,108.46 EUR 12740100 08/01/2007 08/01/2057 FIXED/ 1.14 24,841,025.00 24,841,025.00 24,841,025.00 36,568,472.90 EUR 12760100 08/01/2007 08/01/2010 FLOATING/ 17,534,630.90 17,534,630.90 17,534,630.90 25,812,730.15 EUR 12760200 08/01/2007 08/01/2010 FLOATING/ 17,574,692.44 17,574,692.44 17,574,692.44 25,871,704.74 EUR 12630200 17/01/2007 24/11/2010 FIXED/ 3.75 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,472,100,000.00 EUR 12940100 02/02/2007 02/02/2037 FIXED/ 4.75 200,000,000.00 200,000,000.00 200,000,000.00 294,420,000.00 EUR 01871600 07/02/2007 15/03/2015 FIXED/ 5.99 -1,439,487.00 -1,439,487.00 -1,439,487.00 -2,119,068.81 EUR 01871700 07/02/2007 15/03/2030 FIXED/ 6.06 -5,357,621.00 -5,357,621.00 -5,357,621.00 -7,886,953.87 EUR 07590400 15/02/2007 25/01/2020 FLOATING/ 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR 12950100 19/02/2007 19/02/2013 FIXED/ 4.25 50,000,000.00 50,000,000.00 50,000,000.00 73,605,000.00 EUR 12700200 20/02/2007 08/01/2027 FIXED/ 1.49 12,013,985.00 12,013,985.00 12,013,985.00 17,685,787.32 EUR 12710200 20/02/2007 08/01/2032 FIXED/ 1.47 15,012,000.00 15,012,000.00 15,012,000.00 22,099,165.20

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

EUR 12720200 20/02/2007 08/01/2037 FIXED/ 1.42 20,063,490.00 20,063,490.00 20,063,490.00 29,535,463.63 EUR 12730200 20/02/2007 08/01/2047 FIXED/ 1.29 24,588,950.00 24,588,950.00 24,588,950.00 36,197,393.30 EUR 12740200 20/02/2007 08/01/2057 FIXED/ 1.14 25,322,550.00 25,322,550.00 25,322,550.00 37,277,325.86 EUR 12990100 23/02/2007 24/08/2009 FLOATING/ 18,081,220.84 18,081,220.84 18,081,220.84 26,617,365.20 EUR 08570500 27/02/2007 22/04/2020 FLOATING/ -13,500,000.00 -13,500,000.00 -13,500,000.00 -19,873,350.00 EUR 13070100 07/03/2007 15/04/2024 FIXED/ 4.13 3,000,000,000.00 3,000,000,000.00 3,000,000,000.00 4,416,300,000.00 EUR 13020100 09/03/2007 09/03/2009 FIXED/ 3.63 120,000,000.00 120,000,000.00 120,000,000.00 176,652,000.00 EUR 13150100 04/04/2007 04/04/2010 FLOATING/ 23,467,567.82 23,467,567.82 23,467,567.82 34,546,606.59 EUR 13200100 20/04/2007 21/04/2008 FLOATING/ 38,592,000.00 38,592,000.00 38,592,000.00 56,811,283.20 EUR 08730200 29/05/2007 25/05/2020 FLOATING/ -28,000,000.00 -28,000,000.00 -28,000,000.00 -41,218,800.00 EUR 13420100 03/07/2007 15/10/2017 FIXED/ 4.75 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 7,360,500,000.00 EUR 13440100 05/07/2007 28/06/2012 FLOATING/ 600,000,000.00 600,000,000.00 600,000,000.00 883,260,000.00 EUR 13460100 13/07/2007 15/12/2009 FIXED/ 4.5 2,000,000,000.00 2,000,000,000.00 2,000,000,000.00 2,944,200,000.00 EUR 12700300 23/07/2007 08/01/2027 FIXED/ 1.49 48,204,720.00 48,204,720.00 48,204,720.00 70,962,168.31 EUR 12710300 23/07/2007 08/01/2032 FIXED/ 1.47 42,290,750.00 42,290,750.00 42,290,750.00 62,256,213.08 EUR 12720300 23/07/2007 08/01/2037 FIXED/ 1.42 43,661,820.00 43,661,820.00 43,661,820.00 64,274,565.22 EUR 12730300 23/07/2007 08/01/2047 FIXED/ 1.29 30,758,650.00 30,758,650.00 30,758,650.00 45,279,808.67 EUR 08730300 19/09/2007 25/05/2020 FLOATING/ -14,000,000.00 -14,000,000.00 -14,000,000.00 -20,609,400.00 EUR 08260200 24/09/2007 16/03/2020 FLOATING/ -7,600,000.00 -7,600,000.00 -7,600,000.00 -11,187,960.00 EUR 10590200 01/10/2007 20/01/2016 FIXED/ 2.5 -70,000,000.00 -70,000,000.00 -70,000,000.00 -103,047,000.00 EUR XS0324321669 02/10/2007 03/01/2008 FIXED/ 4.19 10,000,000.00 10,000,000.00 10,000,000.00 14,721,000.00 EUR XS0324659357 04/10/2007 04/01/2008 FIXED/ 4.1 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR XS0324659357 04/10/2007 04/01/2008 FIXED/ 4.03 47,000,000.00 47,000,000.00 47,000,000.00 69,188,700.00 EUR 06670500 05/10/2007 30/03/2014 FLOATING/ -6,900,000.00 -6,900,000.00 -6,900,000.00 -10,157,490.00 EUR XS0325866944 11/10/2007 11/01/2008 FIXED/ 4 26,000,000.00 26,000,000.00 26,000,000.00 38,274,600.00 EUR 04450200 16/10/2007 27/03/2015 FLOATING/ -4,450,000.00 -4,450,000.00 -4,450,000.00 -6,550,845.00 EUR 13680100 16/10/2007 16/10/2012 FLOATING/ 19,319,938.18 19,319,938.18 19,319,938.18 28,440,880.99 EUR 08590200 18/10/2007 27/04/2017 FLOATING/ -16,280,000.00 -16,280,000.00 -16,280,000.00 -23,965,788.00 EUR XS0327411772 22/10/2007 22/01/2008 FIXED/ 4.09 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR XS0327650924 23/10/2007 25/01/2008 FIXED/ 4.05 40,000,000.00 40,000,000.00 40,000,000.00 58,884,000.00 EUR 13730100 24/10/2007 15/04/2013 FIXED/ 4.38 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 7,360,500,000.00 EUR 13720100 26/10/2007 26/10/2009 FLOATING/ 14,947,683.11 14,947,683.11 14,947,683.11 22,004,484.31 EUR 08130300 07/11/2007 15/02/2015 FIXED/ 3.5 -5,040,000.00 -5,040,000.00 -5,040,000.00 -7,419,384.00 EUR XS0330476226 07/11/2007 07/01/2008 FIXED/ 3.9 22,000,000.00 22,000,000.00 22,000,000.00 32,386,200.00 EUR 08570600 09/11/2007 22/04/2020 FLOATING/ -6,301,000.00 -6,301,000.00 -6,301,000.00 -9,275,702.10 EUR 08860200 12/11/2007 17/06/2020 FLOATING/ -5,000,000.00 -5,000,000.00 -5,000,000.00 -7,360,500.00 EUR 13790100 14/11/2007 15/10/2014 FIXED/ 4.25 3,000,000,000.00 3,000,000,000.00 3,000,000,000.00 4,416,300,000.00 EUR 08260300 14/11/2007 16/03/2020 FLOATING/ -7,947,000.00 -7,947,000.00 -7,947,000.00 -11,698,778.70 EUR 08270200 14/11/2007 24/03/2020 FLOATING/ -4,517,000.00 -4,517,000.00 -4,517,000.00 -6,649,475.70 EUR XS0331621200 15/11/2007 15/01/2008 FIXED/ 3.93 150,000,000.00 150,000,000.00 150,000,000.00 220,815,000.00 EUR XS0331849132 16/11/2007 16/01/2008 FIXED/ 3.92 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 09470400 19/11/2007 16/09/2030 FIXED/ 5 -3,552,000.00 -3,552,000.00 -3,552,000.00 -5,228,899.20 EUR 04050600 19/11/2007 28/02/2013 FLOATING/ -5,388,000.00 -5,388,000.00 -5,388,000.00 -7,931,674.80 EUR 04310300 19/11/2007 11/03/2011 FLOATING/ -7,962,000.00 -7,962,000.00 -7,962,000.00 -11,720,860.20

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

EUR 08260400 19/11/2007 16/03/2020 FLOATING/ -5,473,000.00 -5,473,000.00 -5,473,000.00 -8,056,803.30 EUR 09430300 19/11/2007 17/08/2015 FLOATING/ -3,179,000.00 -3,179,000.00 -3,179,000.00 -4,679,805.90 EUR 01240200 03/12/2007 18/02/2013 FLOATING/ -7,997,335.08 -7,997,335.08 -7,997,335.08 -11,772,876.97 EUR 08860300 04/12/2007 17/06/2020 FLOATING/ -4,000,000.00 -4,000,000.00 -4,000,000.00 -5,888,400.00 EUR XS0334871851 05/12/2007 07/01/2008 FIXED/ 3.9 5,000,000.00 5,000,000.00 5,000,000.00 7,360,500.00 EUR XS0334871851 05/12/2007 07/01/2008 FIXED/ 3.91 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR XS0335164447 06/12/2007 07/01/2008 FIXED/ 3.95 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR 12230200 06/12/2007 21/07/2016 FLOATING/ -16,133,000.00 -16,133,000.00 -16,133,000.00 -23,749,389.30 EUR 08630300 07/12/2007 03/05/2015 FLOATING/ -30,000,000.00 -30,000,000.00 -30,000,000.00 -44,163,000.00 EUR XS0335589379 10/12/2007 10/01/2008 FIXED/ 3.95 40,700,000.00 40,700,000.00 40,700,000.00 59,914,470.00 EUR XS0336277933 12/12/2007 14/01/2008 FIXED/ 3.84 100,000,000.00 100,000,000.00 100,000,000.00 147,210,000.00 EUR XS0336894893 14/12/2007 14/01/2008 FIXED/ 3.73 36,000,000.00 36,000,000.00 36,000,000.00 52,995,600.00

106,713,898,960.02 106,548,587,860.00 106,548,587,860.00 156,850,176,188.71 Currency: GBP

GBP 00030100 09/12/1988 09/12/2009 FIXED/ 9.5 100,000,000.00 500,000,000.00 681,802,686.30 1,003,681,734.50 GBP 00020100 31/01/1989 21/10/2008 FIXED/ 9.89 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 00030200 11/12/1989 09/12/2009 FIXED/ 9.5 -19,500,000.00 -19,500,000.00 -26,590,304.77 -39,143,587.65 GBP 00030300 09/12/1990 09/12/2009 FIXED/ 9.5 -9,750,000.00 -9,750,000.00 -13,295,152.38 -19,571,793.82 GBP 00130100 30/07/1991 02/01/2011 FIXED/ 10.91 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 00030400 09/12/1991 09/12/2009 FIXED/ 9.5 -1,750,000.00 -1,750,000.00 -2,386,309.40 -3,512,886.07 GBP 00210100 14/02/1995 25/08/2017 FIXED/ 8.75 500,000,000.00 500,000,000.00 681,802,686.30 1,003,681,734.50 GBP 01210100 20/01/1998 07/12/2008 FIXED/ 6.25 500,000,000.00 500,000,000.00 681,802,686.30 1,003,681,734.50 GBP 01340100 25/03/1998 07/12/2028 FIXED/ 6 750,000,000.00 750,000,000.00 1,022,704,029.45 1,505,522,601.75 GBP 01210200 12/06/1998 07/12/2008 FIXED/ 6.25 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 01340200 03/07/1998 07/12/2028 FIXED/ 6 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01210300 25/09/1998 07/12/2008 FIXED/ 6.25 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01340300 01/10/1998 07/12/2028 FIXED/ 6 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01340400 06/10/1998 07/12/2028 FIXED/ 6 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 01420100 12/10/1998 07/06/2021 FIXED/ 5.38 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01210400 03/11/1998 07/12/2008 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01470100 06/11/1998 07/12/2009 FIXED/ 5.5 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01340500 07/12/1998 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01470200 01/02/1999 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01590100 19/02/1999 07/12/2028 FIXED/ 4.8 123,575,000.00 123,575,000.00 168,507,533.92 248,059,940.68 GBP 01340600 25/02/1999 07/12/2028 FIXED/ 6 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01470300 19/03/1999 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01610100 01/04/1999 15/03/2038 FIXED/ 4.5 49,792,301.00 49,792,301.00 67,897,049.16 99,951,246.07 GBP 01470400 20/04/1999 07/12/2009 FIXED/ 5.5 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 01620100 27/04/1999 15/04/2039 FIXED/ 5 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 01420200 04/05/1999 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01420300 07/06/1999 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01690100 15/06/1999 15/03/2038 FIXED/ 5.14 33,319,663.88 33,319,663.88 45,434,872.68 66,884,676.07 GBP 01470500 29/06/1999 07/12/2009 FIXED/ 5.5 125,000,000.00 125,000,000.00 170,450,671.58 250,920,433.63 GBP 01720100 06/07/1999 01/04/2040 FLOATING/ 530,000,000.00 530,000,000.00 722,710,847.48 1,063,902,638.58

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

GBP 01470600 13/07/1999 07/12/2009 FIXED/ 5.5 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01420400 08/10/1999 07/06/2021 FIXED/ 5.38 125,000,000.00 125,000,000.00 170,450,671.58 250,920,433.63 GBP 01210500 14/10/1999 07/12/2008 FIXED/ 6.25 125,000,000.00 125,000,000.00 170,450,671.58 250,920,433.63 GBP 01340700 19/10/1999 07/12/2028 FIXED/ 6 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01790100 22/10/1999 15/04/2014 FIXED/ 6.25 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 01420500 05/11/1999 07/06/2021 FIXED/ 5.38 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01420600 12/11/1999 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01470700 17/11/1999 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01340800 22/11/1999 07/12/2028 FIXED/ 6 175,000,000.00 175,000,000.00 238,630,940.21 351,288,607.08 GBP 01420700 08/12/1999 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01340900 07/01/2000 07/12/2028 FIXED/ 6 125,000,000.00 125,000,000.00 170,450,671.58 250,920,433.63 GBP 01790200 17/01/2000 15/04/2014 FIXED/ 6.25 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 01420800 08/02/2000 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01341000 11/02/2000 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01790300 21/02/2000 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01470800 28/02/2000 07/12/2009 FIXED/ 5.5 500,000,000.00 500,000,000.00 681,802,686.30 1,003,681,734.50 GBP 01341100 06/03/2000 07/12/2028 FIXED/ 6 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01341200 15/03/2000 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01341300 30/03/2000 07/12/2028 FIXED/ 6 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 01341400 06/04/2000 07/12/2028 FIXED/ 6 350,000,000.00 350,000,000.00 477,261,880.41 702,577,214.15 GBP 01470900 07/04/2000 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01920100 18/04/2000 15/04/2025 FIXED/ 5.5 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01341500 19/04/2000 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01420900 19/04/2000 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01620200 28/04/2000 15/04/2039 FIXED/ 5 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01920200 03/05/2000 15/04/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01341600 09/05/2000 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01421000 11/05/2000 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01471000 18/05/2000 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01341700 24/05/2000 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01471100 06/06/2000 07/12/2009 FIXED/ 5.5 175,000,000.00 175,000,000.00 238,630,940.21 351,288,607.08 GBP 00210200 09/06/2000 25/08/2017 FIXED/ 8.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01620300 14/06/2000 15/04/2039 FIXED/ 5 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01421100 22/06/2000 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01471200 29/06/2000 07/12/2009 FIXED/ 5.5 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 01620400 10/07/2000 15/04/2039 FIXED/ 5 125,000,000.00 125,000,000.00 170,450,671.58 250,920,433.63 GBP 01341800 12/07/2000 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01790400 12/07/2000 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01960100 18/07/2000 07/06/2032 FIXED/ 5.63 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01620500 21/07/2000 15/04/2039 FIXED/ 5 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01790500 26/07/2000 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01790600 04/08/2000 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01960200 07/08/2000 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01341900 01/09/2000 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

GBP 01421200 14/09/2000 07/06/2021 FIXED/ 5.38 175,000,000.00 175,000,000.00 238,630,940.21 351,288,607.08 GBP 01960300 14/09/2000 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01342000 18/09/2000 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01960400 27/09/2000 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01421300 05/10/2000 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01790700 05/10/2000 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 00210300 11/10/2000 25/08/2017 FIXED/ 8.75 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01471300 13/10/2000 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01790800 17/10/2000 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01960500 17/10/2000 07/06/2032 FIXED/ 5.63 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01590200 18/10/2000 07/12/2028 FIXED/ 5.11 40,009,125.00 40,009,125.00 54,556,657.80 80,312,855.95 GBP 01210600 20/10/2000 07/12/2008 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01790900 23/10/2000 15/04/2014 FIXED/ 6.25 300,000,000.00 300,000,000.00 409,081,611.78 602,209,040.70 GBP 02020100 06/11/2000 16/04/2020 FLOATING/ 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 00210400 14/11/2000 25/08/2017 FIXED/ 8.75 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 00210500 21/11/2000 25/08/2017 FIXED/ 8.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01620600 29/11/2000 15/04/2039 FIXED/ 5 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01421400 30/11/2000 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 02020200 05/12/2000 16/04/2020 FLOATING/ 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01210700 07/12/2000 07/12/2008 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01590300 20/12/2000 07/12/2028 FIXED/ 4.72 55,140,000.00 55,140,000.00 75,189,200.25 110,686,021.69 GBP 01620700 28/12/2000 15/04/2039 FIXED/ 5 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 02110100 03/01/2001 07/12/2011 FIXED/ 5.5 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01920300 05/01/2001 15/04/2025 FIXED/ 5.5 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01791000 10/01/2001 15/04/2014 FIXED/ 6.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01342100 12/01/2001 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01421500 12/01/2001 07/06/2021 FIXED/ 5.38 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 02110200 12/01/2001 07/12/2011 FIXED/ 5.5 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 02110300 08/02/2001 07/12/2011 FIXED/ 5.5 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01620800 15/03/2001 15/04/2039 FIXED/ 5 110,000,000.00 110,000,000.00 149,996,590.99 220,809,981.60 GBP 01960600 21/03/2001 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01960700 24/04/2001 07/06/2032 FIXED/ 5.63 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 01590400 26/04/2001 07/12/2028 FIXED/ 5.16 24,895,000.00 24,895,000.00 33,946,955.75 49,973,313.56 GBP 01610200 26/04/2001 15/03/2038 FIXED/ 5.14 74,932,500.00 74,932,500.00 102,178,359.58 150,416,763.14 GBP 02220100 30/04/2001 30/04/2031 FLOATING/ 30,646,000.00 25,997,921.18 35,450,905.00 52,187,277.25 GBP 01960800 10/05/2001 07/06/2032 FIXED/ 5.63 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 02240100 17/05/2001 31/03/2034 FLOATING/ 70,000,000.00 65,317,350.00 89,067,089.38 131,115,662.28 GBP 01960900 05/07/2001 07/06/2032 FIXED/ 5.63 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 02280100 23/07/2001 22/07/2030 FLOATING/ 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 01791100 06/08/2001 15/04/2014 FIXED/ 6.25 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 02110400 17/08/2001 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 02110500 24/08/2001 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 02370100 23/10/2001 31/03/2010 FIXED/ 5.17 4,783,044.80 4,783,044.80 6,522,185.59 9,601,309.41 GBP 02380100 23/10/2001 02/04/2013 FIXED/ 5.13 8,769,786.30 8,769,786.30 11,958,527.72 17,604,148.66

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

GBP 02390100 23/10/2001 31/03/2014 FIXED/ 5.09 8,276,426.20 8,276,426.20 11,285,779.23 16,613,795.60 GBP 02400100 23/10/2001 31/03/2016 FIXED/ 5.06 2,647,620.00 2,647,620.00 3,610,308.86 5,314,735.67 GBP 02410100 23/10/2001 31/03/2017 FIXED/ 5.04 6,025,265.80 6,025,265.80 8,216,084.82 12,094,898.46 GBP 02420100 23/10/2001 31/03/2020 FIXED/ 4.94 6,573,167.30 6,573,167.30 8,963,206.25 13,194,735.92 GBP 02430100 23/10/2001 31/03/2021 FIXED/ 4.91 6,071,540.00 6,071,540.00 8,279,184.56 12,187,787.59 GBP 01342400 24/10/2001 07/12/2028 FIXED/ 6 -15,000,000.00 -15,000,000.00 -20,454,080.59 -30,110,452.04 GBP 01342500 17/12/2001 07/12/2028 FIXED/ 6 -40,000,000.00 -40,000,000.00 -54,544,214.90 -80,294,538.75 GBP 01342300 15/03/2002 07/12/2028 FIXED/ 6 -50,000,000.00 -50,000,000.00 -68,180,268.63 -100,368,173.45 GBP 03440100 25/06/2002 26/05/2017 FIXED/ 9.88 67,220,000.00 67,220,000.00 91,661,553.15 134,934,972.39 GBP 03450100 25/06/2002 25/01/2019 FIXED/ 6.88 35,261,000.00 35,261,000.00 48,082,089.04 70,781,643.28 GBP 01421600 30/08/2002 07/06/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 02110600 30/08/2002 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 02110700 16/09/2002 07/12/2011 FIXED/ 5.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01920400 24/09/2002 15/04/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01961000 21/10/2002 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03570100 23/10/2002 23/10/2008 FIXED/ 4.5 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 01920500 25/10/2002 15/04/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03570200 20/11/2002 23/10/2008 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03850100 18/12/2002 16/08/2013 FLOATING/ 120,000,000.00 120,000,000.00 163,632,644.71 240,883,616.28 GBP 01210800 03/01/2003 07/12/2008 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03570300 08/01/2003 23/10/2008 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03870100 14/01/2003 15/10/2018 FIXED/ 4.75 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 03920100 14/01/2003 14/01/2013 FIXED/ 4.5 350,000,000.00 350,000,000.00 477,261,880.41 702,577,214.15 GBP 03920200 21/01/2003 14/01/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03870200 29/01/2003 15/10/2018 FIXED/ 4.75 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 02110800 03/02/2003 07/12/2011 FIXED/ 5.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03570400 05/02/2003 23/10/2008 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 04030100 07/02/2003 07/12/2010 FIXED/ 4.25 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 04240100 14/02/2003 10/01/2023 FIXED/ 4.36 387,808,473.00 328,114,561.00 447,418,778.21 658,645,183.40 GBP 04350100 26/02/2003 31/03/2031 FLOATING/ 105,000,000.00 101,719,800.00 138,705,665.78 204,188,610.59 GBP 03920300 20/05/2003 14/01/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03570500 04/06/2003 23/10/2008 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 05380100 09/07/2003 31/03/2038 FLOATING/ 50,000,000.00 48,899,350.00 66,679,416.38 98,158,768.85 GBP 03570600 23/10/2003 23/10/2008 FIXED/ 4.5 500,000,000.00 500,000,000.00 681,802,686.30 1,003,681,734.50 GBP 06420100 29/12/2003 15/06/2015 FLOATING/ 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01342600 30/12/2003 07/12/2028 FIXED/ 6 -25,000,000.00 -25,000,000.00 -34,090,134.32 -50,184,086.73 GBP 06470100 15/01/2004 30/09/2034 FLOATING/ 100,000,000.00 98,686,000.00 134,568,759.80 198,098,671.30 GBP 03570700 19/01/2004 23/10/2008 FIXED/ 4.5 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 03570800 02/02/2004 23/10/2008 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03570900 25/02/2004 23/10/2008 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04030200 26/02/2004 07/12/2010 FIXED/ 4.25 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 01920600 25/03/2004 15/04/2025 FIXED/ 5.5 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01210900 02/04/2004 07/12/2008 FIXED/ 6.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01961100 02/04/2004 07/06/2032 FIXED/ 5.63 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

GBP 03571000 23/04/2004 23/10/2008 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01471400 30/04/2004 07/12/2009 FIXED/ 5.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03571100 10/05/2004 23/10/2008 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 02280200 04/06/2004 22/07/2030 FLOATING/ 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 03920400 10/06/2004 14/01/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01961200 11/06/2004 07/06/2032 FIXED/ 5.63 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01342200 17/06/2004 07/12/2028 FIXED/ 6 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01620900 22/06/2004 15/04/2039 FIXED/ 5 125,000,000.00 125,000,000.00 170,450,671.58 250,920,433.63 GBP 01961300 25/06/2004 07/06/2032 FIXED/ 5.63 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 01471500 29/06/2004 07/12/2009 FIXED/ 5.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01211000 01/07/2004 07/12/2008 FIXED/ 6.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01961400 12/07/2004 07/06/2032 FIXED/ 5.63 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01920700 14/07/2004 15/04/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01471600 15/07/2004 07/12/2009 FIXED/ 5.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03571200 21/07/2004 23/10/2008 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01920800 23/07/2004 15/04/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01621000 16/08/2004 15/04/2039 FIXED/ 5 65,000,000.00 65,000,000.00 88,634,349.22 130,478,625.49 GBP 01920900 02/09/2004 15/04/2025 FIXED/ 5.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01961500 03/09/2004 07/06/2032 FIXED/ 5.63 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 07600100 12/10/2004 12/10/2054 FIXED/ 4.63 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 07960100 15/12/2004 30/09/2037 FLOATING/ 175,000,000.00 175,000,000.00 238,630,940.21 351,288,607.08 GBP 03571300 21/12/2004 23/10/2008 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03920500 07/01/2005 14/01/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04030300 21/01/2005 07/12/2010 FIXED/ 4.25 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 03920600 25/01/2005 14/01/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 08180100 08/02/2005 06/06/2012 FIXED/ 4.75 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 02110900 14/02/2005 07/12/2011 FIXED/ 5.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03571400 18/04/2005 23/10/2008 FIXED/ 4.5 300,000,000.00 300,000,000.00 409,081,611.78 602,209,040.70 GBP 02111000 03/05/2005 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08670100 04/05/2005 31/03/2038 FLOATING/ 115,000,000.00 115,000,000.00 156,814,617.85 230,846,798.94 GBP 03870300 23/05/2005 15/10/2018 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01791200 27/05/2005 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08180200 06/06/2005 06/06/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01791300 10/06/2005 15/04/2014 FIXED/ 6.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03870400 08/07/2005 15/10/2018 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 09030100 08/07/2005 08/07/2015 FIXED/ 4.38 300,000,000.00 300,000,000.00 409,081,611.78 602,209,040.70 GBP 03571500 15/07/2005 23/10/2008 FIXED/ 4.5 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 08180300 25/07/2005 06/06/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 09030200 26/07/2005 08/07/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04030400 28/07/2005 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 04030500 28/07/2005 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03920700 05/08/2005 14/01/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 03571600 10/08/2005 23/10/2008 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04030600 12/08/2005 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

GBP 03920800 18/08/2005 14/01/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 08180400 19/08/2005 06/06/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 04030700 26/08/2005 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01791400 30/08/2005 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08180500 30/08/2005 06/06/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 08180600 08/09/2005 06/06/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 09030300 21/09/2005 08/07/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 09650100 23/09/2005 23/09/2035 FIXED/ 6.01 20,000,000.00 22,478,360.00 30,651,612.46 45,122,238.70 GBP 01471700 03/10/2005 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04030800 04/10/2005 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 02111100 06/10/2005 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08180700 06/10/2005 06/06/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 04030900 18/10/2005 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01471800 24/10/2005 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04031000 26/10/2005 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 02111200 03/11/2005 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03920900 10/11/2005 14/01/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01791500 14/11/2005 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08180800 14/11/2005 06/06/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04031100 16/11/2005 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 09030400 16/11/2005 08/07/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03921000 17/11/2005 14/01/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 02111300 18/11/2005 07/12/2011 FIXED/ 5.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 09030500 23/11/2005 08/07/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03921100 28/11/2005 14/01/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01791600 29/11/2005 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 10210100 30/11/2005 26/07/2016 FLOATING/ 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 09030600 12/01/2006 08/07/2015 FIXED/ 4.38 300,000,000.00 300,000,000.00 409,081,611.78 602,209,040.70 GBP 01921000 13/01/2006 15/04/2025 FIXED/ 5.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01621100 18/01/2006 15/04/2039 FIXED/ 5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01921100 03/02/2006 15/04/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01961600 07/02/2006 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04031200 01/03/2006 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 07600200 10/03/2006 12/10/2054 FIXED/ 4.63 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 07600300 10/03/2006 12/10/2054 FIXED/ 4.63 25,000,000.00 25,000,000.00 34,090,134.32 50,184,086.73 GBP 11540100 23/03/2006 06/03/2009 FIXED/ 4.38 300,000,000.00 300,000,000.00 409,081,611.78 602,209,040.70 GBP 04031300 27/03/2006 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01471900 11/04/2006 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04031400 21/04/2006 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03571700 03/05/2006 23/10/2008 FIXED/ 4.5 160,000,000.00 160,000,000.00 218,176,859.62 321,178,155.05 GBP 04031500 03/05/2006 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01961700 04/05/2006 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03921200 15/05/2006 14/01/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08180900 15/05/2006 06/06/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

GBP 02111400 16/05/2006 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01791700 24/05/2006 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 07600400 31/05/2006 12/10/2054 FIXED/ 4.63 40,000,000.00 40,000,000.00 54,544,214.90 80,294,538.75 GBP 07600500 31/05/2006 12/10/2054 FIXED/ 4.63 20,000,000.00 20,000,000.00 27,272,107.45 40,147,269.38 GBP 01621200 01/06/2006 15/04/2039 FIXED/ 5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 10210200 02/06/2006 26/07/2016 FLOATING/ 197,102,000.00 197,102,000.00 268,769,346.15 395,655,354.47 GBP 11540200 27/07/2006 06/03/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 03921300 11/08/2006 14/01/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 11540300 11/08/2006 06/03/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01621300 17/08/2006 15/04/2039 FIXED/ 5 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 03921400 31/08/2006 14/01/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01961800 01/09/2006 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 11540400 05/09/2006 06/03/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01621400 15/09/2006 15/04/2039 FIXED/ 5 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 03921500 22/09/2006 14/01/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 11540500 02/10/2006 06/03/2009 FIXED/ 4.38 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01621500 11/10/2006 15/04/2039 FIXED/ 5 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 07600600 12/10/2006 12/10/2054 FIXED/ 4.63 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 09030700 07/11/2006 08/07/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 11540600 07/11/2006 06/03/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01621600 09/11/2006 15/04/2039 FIXED/ 5 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 07600700 09/11/2006 12/10/2054 FIXED/ 4.63 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 01961900 14/11/2006 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 12600100 17/11/2006 07/09/2016 FIXED/ 4.88 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 09030800 12/12/2006 08/07/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 11540700 11/01/2007 06/03/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04031600 15/01/2007 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 04031700 15/01/2007 07/12/2010 FIXED/ 4.25 500,000,000.00 500,000,000.00 681,802,686.30 1,003,681,734.50 GBP 11540800 19/01/2007 06/03/2009 FIXED/ 4.38 300,000,000.00 300,000,000.00 409,081,611.78 602,209,040.70 GBP 03921600 15/02/2007 14/01/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 11540900 06/03/2007 06/03/2009 FIXED/ 4.38 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01621700 21/03/2007 15/04/2039 FIXED/ 5 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 13140100 30/03/2007 07/03/2011 FIXED/ 5.38 300,000,000.00 300,000,000.00 409,081,611.78 602,209,040.70 GBP 11541000 13/04/2007 06/03/2009 FIXED/ 4.38 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 13210100 18/04/2007 07/03/2044 FIXED/ 4.5 350,000,000.00 350,000,000.00 477,261,880.41 702,577,214.15 GBP 01621800 24/04/2007 15/04/2039 FIXED/ 5 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 01472000 26/04/2007 07/12/2009 FIXED/ 5.5 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 07600800 27/04/2007 12/10/2054 FIXED/ 4.63 40,000,000.00 40,000,000.00 54,544,214.90 80,294,538.75 GBP 01621900 16/05/2007 15/04/2039 FIXED/ 5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 12600200 16/05/2007 07/09/2016 FIXED/ 4.88 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 04031800 23/05/2007 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 13330100 31/05/2007 07/03/2019 FIXED/ 5.38 250,000,000.00 250,000,000.00 340,901,343.15 501,840,867.25 GBP 03921700 14/06/2007 14/01/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 12600300 14/06/2007 07/09/2016 FIXED/ 4.87 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

GBP 08181000 15/06/2007 06/06/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01472100 20/06/2007 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 07600900 25/06/2007 12/10/2054 FIXED/ 4.63 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 13210200 26/06/2007 07/03/2044 FIXED/ 4.5 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 02111500 29/06/2007 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 13430100 04/07/2007 18/07/2019 FIXED/ 8.94 47,000,000.00 47,000,000.00 64,089,452.51 94,346,083.04 GBP XS0309642683 05/07/2007 07/01/2008 FIXED/ 5.87 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP XS0309642683 05/07/2007 07/01/2008 FIXED/ 5.87 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 12600400 10/07/2007 07/09/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01472200 13/07/2007 07/12/2009 FIXED/ 5.5 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 08181100 18/07/2007 06/06/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08181200 18/07/2007 06/06/2012 FIXED/ 4.75 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 01962000 27/07/2007 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 12600500 30/07/2007 07/09/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 13210300 31/07/2007 07/03/2044 FIXED/ 4.5 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 13490100 06/08/2007 22/11/2017 FLOATING/ 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01791800 07/08/2007 15/04/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 13510100 08/08/2007 22/11/2022 FLOATING/ 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08181300 09/08/2007 06/06/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08181400 09/08/2007 06/06/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 12600600 09/08/2007 07/09/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 08181500 10/08/2007 06/06/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01962100 14/08/2007 07/06/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 12600700 14/08/2007 07/09/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 07601000 24/08/2007 12/10/2054 FIXED/ 4.63 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP 03921800 30/08/2007 14/01/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04031900 10/09/2007 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 01472300 12/09/2007 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 02111600 13/09/2007 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04032000 14/09/2007 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 04032100 14/09/2007 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 13600100 18/09/2007 18/10/2012 FLOATING/ 145,000,000.00 145,000,000.00 197,722,779.03 291,067,703.01 GBP 01472400 27/09/2007 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04032200 04/10/2007 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 04032300 04/10/2007 07/12/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 204,540,805.89 301,104,520.35 GBP 01472500 19/10/2007 07/12/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 04032400 19/10/2007 07/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP 02111700 09/11/2007 07/12/2011 FIXED/ 5.5 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 02111800 14/11/2007 07/12/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP XS0333367646 26/11/2007 26/02/2008 FIXED/ 5.59 75,000,000.00 75,000,000.00 102,270,402.95 150,552,260.18 GBP 13140200 30/11/2007 07/03/2011 FIXED/ 5.37 200,000,000.00 200,000,000.00 272,721,074.52 401,472,693.80 GBP 13140300 30/11/2007 07/03/2011 FIXED/ 5.38 100,000,000.00 100,000,000.00 136,360,537.26 200,736,346.90 GBP XS0335613690 10/12/2007 10/03/2008 FIXED/ 5.65 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45 GBP XS0335613690 10/12/2007 10/03/2008 FIXED/ 5.65 50,000,000.00 50,000,000.00 68,180,268.63 100,368,173.45

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

GBP XS0336698013 14/12/2007 14/02/2008 FIXED/ 5.45 15,000,000.00 15,000,000.00 20,454,080.59 30,110,452.04 GBP XS0336912620 17/12/2007 18/02/2008 FIXED/ 5.43 20,000,000.00 20,000,000.00 27,272,107.45 40,147,269.38

43,223,847,913.28 43,551,606,782.46 59,387,204,994.08 87,423,904,471.78 Currency: HKD

HKD 01710100 06/07/1999 06/07/2009 FIXED/ 8.75 300,000,000.00 300,000,000.00 26,132,404.18 38,469,512.19 HKD 02090100 20/12/2000 20/12/2010 FIXED/ 7.48 200,000,000.00 200,000,000.00 17,421,602.79 25,646,341.47 HKD 02170100 15/02/2001 15/02/2008 FIXED/ 6.02 500,000,000.00 500,000,000.00 43,554,006.97 64,115,853.66 HKD 06920100 15/04/2004 27/12/2019 FIXED/ 4.96 121,596,535.47 121,596,535.47 10,592,032.71 15,592,531.35 HKD 07210100 09/06/2004 29/12/2017 FIXED/ 5.57 128,431,083.28 128,431,083.28 11,187,376.59 16,468,937.08 HKD 07480100 22/09/2004 30/12/2013 FIXED/ 4.63 90,009,000.00 90,009,000.00 7,840,505.23 11,542,007.75 HKD 12500100 17/10/2006 17/10/2008 FIXED/ 4.08 1,000,000,000.00 1,000,000,000.00 87,108,013.94 128,231,707.32 HKD XS0327944830 24/10/2007 24/01/2008 FIXED/ 4.4 1,500,000,000.00 1,500,000,000.00 130,662,020.91 192,347,560.98

3,840,036,618.75 3,840,036,618.75 334,497,963.32 492,414,451.80 Currency: HUF

HUF 03470100 18/07/2002 15/10/2012 FIXED/ 5.38 10,000,000,000.00 10,000,000,000.00 39,411,973.36 58,018,365.98 HUF 05680100 28/08/2003 28/01/2008 FIXED/ 7 13,500,000,000.00 13,500,000,000.00 53,206,164.03 78,324,794.07 HUF 05680200 28/01/2004 28/01/2008 FIXED/ 7 11,500,000,000.00 11,500,000,000.00 45,323,769.36 66,721,120.87 HUF 05680300 17/02/2004 28/01/2008 FIXED/ 7 6,000,000,000.00 6,000,000,000.00 23,647,184.01 34,811,019.58 HUF 05680400 25/03/2004 28/01/2008 FIXED/ 7 6,500,000,000.00 6,500,000,000.00 25,617,782.68 37,711,937.88 HUF 05680500 05/05/2004 28/01/2008 FIXED/ 7 6,000,000,000.00 6,000,000,000.00 23,647,184.01 34,811,019.58 HUF 06910100 05/05/2004 05/05/2009 FIXED/ 8.25 13,000,000,000.00 13,000,000,000.00 51,235,565.36 75,423,875.77 HUF 05680600 24/05/2004 28/01/2008 FIXED/ 7 6,500,000,000.00 6,500,000,000.00 25,617,782.68 37,711,937.88 HUF 07140100 08/06/2004 08/01/2010 FIXED/ 8 13,000,000,000.00 13,000,000,000.00 51,235,565.36 75,423,875.77 HUF 06910200 08/07/2004 05/05/2009 FIXED/ 8.25 7,000,000,000.00 7,000,000,000.00 27,588,381.35 40,612,856.19 HUF 05680700 23/08/2004 28/01/2008 FIXED/ 7 5,000,000,000.00 5,000,000,000.00 19,705,986.68 29,009,182.99 HUF 06910300 10/09/2004 05/05/2009 FIXED/ 8.25 8,000,000,000.00 8,000,000,000.00 31,529,578.69 46,414,692.79 HUF 07550100 29/09/2004 29/09/2008 FIXED/ 8.75 13,000,000,000.00 13,000,000,000.00 51,235,565.36 75,423,875.77 HUF 06910400 19/10/2004 05/05/2009 FIXED/ 8.25 6,000,000,000.00 6,000,000,000.00 23,647,184.01 34,811,019.58 HUF 06910500 17/11/2004 05/05/2009 FIXED/ 8.25 6,000,000,000.00 6,000,000,000.00 23,647,184.01 34,811,019.58 HUF 07860100 24/11/2004 10/08/2010 FIXED/ 7.75 13,000,000,000.00 13,000,000,000.00 51,235,565.36 75,423,875.77 HUF 07140200 25/11/2004 08/01/2010 FIXED/ 8 5,000,000,000.00 5,000,000,000.00 19,705,986.68 29,009,182.99 HUF 05680800 30/11/2004 28/01/2008 FIXED/ 7 5,000,000,000.00 5,000,000,000.00 19,705,986.68 29,009,182.99 HUF 07140300 20/12/2004 08/01/2010 FIXED/ 8 4,000,000,000.00 4,000,000,000.00 15,764,789.34 23,207,346.39 HUF 05680900 20/12/2004 28/01/2008 FIXED/ 7 4,000,000,000.00 4,000,000,000.00 15,764,789.34 23,207,346.39 HUF 07950100 05/01/2005 05/01/2015 FIXED/ 6.5 13,000,000,000.00 13,000,000,000.00 51,235,565.36 75,423,875.77 HUF 08010100 24/01/2005 27/01/2009 FIXED/ 6.5 13,000,000,000.00 13,000,000,000.00 51,235,565.36 75,423,875.77 HUF 05681000 28/01/2005 28/01/2008 FIXED/ 7 5,000,000,000.00 5,000,000,000.00 19,705,986.68 29,009,182.99 HUF 05681100 18/02/2005 28/01/2008 FIXED/ 7 9,000,000,000.00 9,000,000,000.00 35,470,776.02 52,216,529.38 HUF 08010200 13/04/2005 27/01/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,823,592.01 17,405,509.80 HUF 08010300 20/05/2005 27/01/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,823,592.01 17,405,509.80 HUF 05681200 10/06/2005 28/01/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 11,823,592.01 17,405,509.80 HUF 08010400 28/06/2005 27/01/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,823,592.01 17,405,509.80 HUF 05681300 29/06/2005 28/01/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 11,823,592.01 17,405,509.80 HUF 08010500 21/12/2005 27/01/2009 FIXED/ 6.5 3,500,000,000.00 3,500,000,000.00 13,794,190.68 20,306,428.10

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

HUF 07550200 21/12/2005 29/09/2008 FIXED/ 8.75 -3,500,000,000.00 -3,500,000,000.00 -13,794,190.68 -20,306,428.10 HUF 10930100 01/03/2006 01/03/2011 FIXED/ 5.5 6,000,000,000.00 6,000,000,000.00 23,647,184.01 34,811,019.58 HUF 05681400 20/03/2006 28/01/2008 FIXED/ 7 5,000,000,000.00 5,000,000,000.00 19,705,986.68 29,009,182.99 HUF 08010600 24/03/2006 27/01/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,823,592.01 17,405,509.80 HUF 08010700 12/04/2006 27/01/2009 FIXED/ 6.5 5,000,000,000.00 5,000,000,000.00 19,705,986.68 29,009,182.99 HUF 07950200 19/04/2006 05/01/2015 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,823,592.01 17,405,509.80 HUF 07860200 24/10/2006 10/08/2010 FIXED/ 7.75 3,000,000,000.00 3,000,000,000.00 11,823,592.01 17,405,509.80 HUF 07140400 13/02/2007 08/01/2010 FIXED/ 8 2,500,000,000.00 2,500,000,000.00 9,852,993.34 14,504,591.50 HUF 06910600 23/02/2007 05/05/2009 FIXED/ 8.25 6,000,000,000.00 6,000,000,000.00 23,647,184.01 34,811,019.58 HUF 08010800 26/02/2007 27/01/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,823,592.01 17,405,509.80 HUF 08010900 26/02/2007 27/01/2009 FIXED/ 6.5 2,000,000,000.00 2,000,000,000.00 7,882,394.67 11,603,673.19 HUF 10930200 01/03/2007 01/03/2011 FIXED/ 5.5 4,000,000,000.00 4,000,000,000.00 15,764,789.34 23,207,346.39 HUF 13860100 17/12/2007 12/04/2010 FIXED/ 6.5 10,000,000,000.00 10,000,000,000.00 39,411,973.36 58,018,365.98

269,500,000,000.00 269,500,000,000.00 1,062,152,681.95 1,563,594,963.10 Currency: ISK

ISK 09770100 06/10/2005 06/10/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 09770200 06/10/2005 06/10/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 09770300 27/10/2005 06/10/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 09770400 22/11/2005 06/10/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 09770500 16/12/2005 06/10/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 10470100 09/01/2006 09/01/2008 FIXED/ 8 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 09770600 20/01/2006 06/10/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 10670100 14/02/2006 14/02/2011 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 09770700 17/02/2006 06/10/2008 FIXED/ 7 5,000,000,000.00 5,000,000,000.00 54,406,964.09 80,092,491.84 ISK 09770800 21/04/2006 06/10/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 11900100 02/06/2006 02/06/2009 FIXED/ 9.5 2,000,000,000.00 2,000,000,000.00 21,762,785.64 32,036,996.74 ISK 11900200 10/07/2006 02/06/2009 FIXED/ 9.5 2,500,000,000.00 2,500,000,000.00 27,203,482.05 40,046,245.93 ISK 10670200 20/07/2006 14/02/2011 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 09770900 18/08/2006 06/10/2008 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 11900300 18/10/2006 02/06/2009 FIXED/ 9.5 2,500,000,000.00 2,500,000,000.00 27,203,482.05 40,046,245.93 ISK 12810100 23/01/2007 24/07/2008 FIXED/ 11.5 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 11900400 02/02/2007 02/06/2009 FIXED/ 9.5 1,500,000,000.00 1,500,000,000.00 16,322,089.23 24,027,747.56 ISK 10470200 05/02/2007 09/01/2008 FIXED/ 8 2,000,000,000.00 2,000,000,000.00 21,762,785.64 32,036,996.74 ISK 11900500 11/04/2007 02/06/2009 FIXED/ 9.5 1,500,000,000.00 1,500,000,000.00 16,322,089.23 24,027,747.56 ISK 13160100 12/04/2007 12/04/2011 FIXED/ 9 5,000,000,000.00 5,000,000,000.00 54,406,964.09 80,092,491.84 ISK 13240100 27/04/2007 07/01/2009 FIXED/ 11.5 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10 ISK 13340100 06/06/2007 11/01/2010 FIXED/ 10.25 4,000,000,000.00 4,000,000,000.00 43,525,571.27 64,073,993.47 ISK 13240200 04/10/2007 07/01/2009 FIXED/ 11.5 3,000,000,000.00 3,000,000,000.00 32,644,178.45 48,055,495.10

68,000,000,000.00 68,000,000,000.00 739,934,711.59 1,089,257,888.93 Currency: JPY

JPY 00140100 29/05/1992 30/05/2008 FLOATING/ 35,000,000,000.00 35,000,000,000.00 212,211,241.13 312,396,168.07 JPY 00140200 30/11/1993 30/05/2008 FLOATING/ -16,000,000,000.00 -16,000,000,000.00 -97,010,853.09 -142,809,676.83 JPY 00410100 16/01/1996 16/07/2008 FIXED/ 3 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 00710100 17/10/1996 18/10/2016 FIXED/ 5.15 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

JPY 01000100 27/03/1997 28/03/2022 FIXED/ 5.56 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 01030100 21/05/1997 21/05/2012 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 01040100 21/05/1997 21/05/2012 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 00140100 31/05/2000 30/05/2008 FLOATING/ -13,243,000,000.00 -13,243,000,000.00 -80,294,670.47 -118,201,784.40 JPY 02140100 30/01/2001 18/02/2014 FIXED/ 2.1 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02290100 18/07/2001 15/03/2017 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02340100 25/09/2001 21/09/2021 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02450100 20/11/2001 20/11/2031 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02500100 04/12/2001 04/12/2031 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 02530100 07/01/2002 15/12/2031 FLOATING/ 1,200,000,000.00 1,200,000,000.00 7,275,813.98 10,710,725.76 JPY 00140300 18/01/2002 30/05/2008 FLOATING/ -100,000,000.00 -100,000,000.00 -606,317.83 -892,560.48 JPY 02570100 22/01/2002 22/01/2032 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 02660100 22/01/2002 15/03/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02750100 20/02/2002 20/02/2032 FLOATING/ 1,700,000,000.00 1,700,000,000.00 10,307,403.14 15,173,528.16 JPY 02760100 25/02/2002 15/03/2032 FLOATING/ 1,700,000,000.00 1,700,000,000.00 10,307,403.14 15,173,528.16 JPY 02770100 26/02/2002 15/03/2022 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02780100 26/02/2002 15/03/2022 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02800100 26/02/2002 26/02/2032 FLOATING/ 1,600,000,000.00 1,600,000,000.00 9,701,085.31 14,280,967.68 JPY 02790100 27/02/2002 27/02/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02840100 13/03/2002 15/03/2022 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02850100 13/03/2002 13/03/2017 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 02810100 15/03/2002 15/03/2032 FLOATING/ 1,200,000,000.00 1,200,000,000.00 7,275,813.98 10,710,725.76 JPY 02890100 18/03/2002 18/03/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02950100 18/03/2002 15/03/2032 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 02960100 18/03/2002 18/03/2032 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 02970100 20/03/2002 18/03/2032 FLOATING/ 1,200,000,000.00 1,200,000,000.00 7,275,813.98 10,710,725.76 JPY 02940100 25/03/2002 25/03/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03010100 25/03/2002 25/09/2031 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03030100 26/03/2002 15/03/2032 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 02990100 27/03/2002 27/03/2017 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03100100 27/03/2002 15/03/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03020100 08/04/2002 15/03/2032 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 03110100 08/04/2002 08/04/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 02930100 15/04/2002 15/03/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03150100 17/04/2002 15/03/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03160100 23/04/2002 15/03/2032 FLOATING/ 1,500,000,000.00 1,500,000,000.00 9,094,767.48 13,388,407.21 JPY 03220100 23/04/2002 23/04/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03230100 23/04/2002 23/04/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03240100 23/04/2002 23/04/2032 FLOATING/ 1,200,000,000.00 1,200,000,000.00 7,275,813.98 10,710,725.76 JPY 03180100 24/04/2002 22/04/2032 FLOATING/ 1,500,000,000.00 1,500,000,000.00 9,094,767.48 13,388,407.21 JPY 03260100 07/05/2002 07/05/2032 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 03320100 20/05/2002 20/05/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03330100 20/05/2002 20/05/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03340100 06/06/2002 15/06/2032 FLOATING/ 3,400,000,000.00 3,400,000,000.00 20,614,806.28 30,347,056.32

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

JPY 03370100 13/06/2002 10/06/2027 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03390100 18/06/2002 03/04/2032 FLOATING/ 2,500,000,000.00 2,500,000,000.00 15,157,945.80 22,314,012.01 JPY 03510100 12/08/2002 12/08/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03560100 07/10/2002 07/10/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03610100 29/10/2002 29/10/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03600100 05/11/2002 05/11/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03660100 19/11/2002 19/11/2032 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 03670100 06/12/2002 06/12/2032 FLOATING/ 20,000,000,000.00 20,000,000,000.00 121,263,566.36 178,512,096.04 JPY 03790100 16/12/2002 15/12/2032 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 03830100 17/12/2002 17/12/2032 FLOATING/ 2,300,000,000.00 2,300,000,000.00 13,945,310.13 20,528,891.04 JPY 03820100 18/12/2002 15/12/2032 FLOATING/ 1,500,000,000.00 1,500,000,000.00 9,094,767.48 13,388,407.21 JPY 04080100 24/02/2003 25/02/2033 FLOATING/ 1,500,000,000.00 1,500,000,000.00 9,094,767.48 13,388,407.21 JPY 04090100 24/02/2003 24/02/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04120100 24/02/2003 24/02/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04140100 24/02/2003 24/02/2033 FLOATING/ 1,200,000,000.00 1,200,000,000.00 7,275,813.98 10,710,725.76 JPY 04220100 24/02/2003 24/02/2033 FLOATING/ 1,400,000,000.00 1,400,000,000.00 8,488,449.65 12,495,846.73 JPY 04100100 25/02/2003 25/02/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04110100 25/02/2003 25/02/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04130100 25/02/2003 25/02/2033 FLOATING/ 2,300,000,000.00 2,300,000,000.00 13,945,310.13 20,528,891.04 JPY 04200100 25/02/2003 25/02/2033 FLOATING/ 3,500,000,000.00 3,500,000,000.00 21,221,124.11 31,239,616.80 JPY 04210100 26/02/2003 26/02/2033 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 04170100 27/02/2003 24/02/2033 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 04250100 06/03/2003 06/03/2033 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 04300100 10/03/2003 10/03/2033 FLOATING/ 1,200,000,000.00 1,200,000,000.00 7,275,813.98 10,710,725.76 JPY 04370100 13/03/2003 13/03/2028 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04360100 17/03/2003 17/03/2033 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 04390100 17/03/2003 15/03/2033 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 04400100 17/03/2003 17/03/2033 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 04430100 17/03/2003 17/03/2033 FLOATING/ 2,100,000,000.00 2,100,000,000.00 12,732,674.47 18,743,770.09 JPY 04440100 19/03/2003 19/03/2018 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04470100 25/03/2003 25/03/2033 FLOATING/ 3,300,000,000.00 3,300,000,000.00 20,008,488.45 29,454,495.85 JPY 04460100 26/03/2003 26/01/2033 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 04480100 27/03/2003 24/03/2033 FLOATING/ 1,200,000,000.00 1,200,000,000.00 7,275,813.98 10,710,725.76 JPY 04520100 03/04/2003 03/04/2023 FLOATING/ 10,000,000,000.00 10,000,000,000.00 60,631,783.18 89,256,048.02 JPY 04570100 03/04/2003 04/04/2033 FLOATING/ 3,200,000,000.00 3,200,000,000.00 19,402,170.62 28,561,935.37 JPY 04540100 10/04/2003 12/09/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04620100 22/04/2003 22/04/2033 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 04670100 22/04/2003 22/03/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04650100 23/04/2003 21/04/2023 FLOATING/ 1,200,000,000.00 1,200,000,000.00 7,275,813.98 10,710,725.76 JPY 04600100 24/04/2003 15/03/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04680100 24/04/2003 24/04/2028 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 04700100 28/04/2003 28/04/2023 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04720100 08/05/2003 08/05/2018 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 04750100 08/05/2003 09/05/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

JPY 04760100 13/05/2003 13/05/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04780100 19/05/2003 19/05/2033 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 04800100 28/05/2003 25/05/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04810100 28/05/2003 28/05/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04730100 30/05/2003 15/03/2024 FLOATING/ 10,000,000,000.00 10,000,000,000.00 60,631,783.18 89,256,048.02 JPY 04850100 02/06/2003 02/06/2033 FLOATING/ 3,400,000,000.00 3,400,000,000.00 20,614,806.28 30,347,056.32 JPY 04890100 06/06/2003 02/06/2033 FLOATING/ 38,000,000,000.00 38,000,000,000.00 230,400,776.09 339,172,982.48 JPY 04860100 09/06/2003 09/06/2033 FLOATING/ 1,500,000,000.00 1,500,000,000.00 9,094,767.48 13,388,407.21 JPY 04900100 10/06/2003 10/06/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 04940100 12/06/2003 13/06/2033 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 04970100 17/06/2003 17/06/2033 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 04990100 24/06/2003 24/06/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05010100 24/06/2003 24/06/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05030100 24/06/2003 24/06/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05090100 24/06/2003 24/06/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05060100 26/06/2003 26/09/2033 FLOATING/ 1,500,000,000.00 1,500,000,000.00 9,094,767.48 13,388,407.21 JPY 05120100 01/07/2003 01/07/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05200100 08/07/2003 08/07/2033 FLOATING/ 1,200,000,000.00 1,200,000,000.00 7,275,813.98 10,710,725.76 JPY 05180100 09/07/2003 10/03/2034 FLOATING/ 1,800,000,000.00 1,800,000,000.00 10,913,720.97 16,066,088.64 JPY 05190100 14/07/2003 14/07/2028 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05260100 14/07/2003 15/07/2033 FLOATING/ 1,300,000,000.00 1,300,000,000.00 7,882,131.81 11,603,286.24 JPY 05210100 15/07/2003 15/07/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05240100 15/07/2003 14/07/2033 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 05350100 24/07/2003 22/07/2033 FLOATING/ 3,200,000,000.00 3,200,000,000.00 19,402,170.62 28,561,935.37 JPY 05330100 28/07/2003 28/07/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05340100 29/07/2003 26/07/2018 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05440100 05/08/2003 06/08/2018 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05410100 06/08/2003 06/08/2023 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05420100 06/08/2003 06/08/2023 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05490100 11/08/2003 12/08/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05500100 12/08/2003 12/08/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05590100 12/08/2003 12/08/2033 FLOATING/ 4,000,000,000.00 4,000,000,000.00 24,252,713.27 35,702,419.20 JPY 05580100 22/08/2003 22/08/2033 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 05630100 26/08/2003 26/08/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05640100 26/08/2003 26/08/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05730100 28/08/2003 26/09/2033 FLOATING/ 28,000,000,000.00 28,000,000,000.00 169,768,992.91 249,916,934.46 JPY 05710100 02/09/2003 02/09/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05740100 08/09/2003 08/09/2033 FLOATING/ 2,500,000,000.00 2,500,000,000.00 15,157,945.80 22,314,012.01 JPY 05750100 08/09/2003 08/09/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05820100 16/09/2003 15/09/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05860100 18/09/2003 15/09/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 05970100 01/10/2003 26/09/2033 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 05940100 02/10/2003 27/09/2033 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 05950100 02/10/2003 26/09/2033 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

JPY 05960100 02/10/2003 26/09/2033 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 05990100 06/10/2003 29/09/2033 FLOATING/ 2,150,000,000.00 2,150,000,000.00 13,035,833.38 19,190,050.32 JPY 06010100 06/10/2003 06/10/2033 FLOATING/ 1,300,000,000.00 1,300,000,000.00 7,882,131.81 11,603,286.24 JPY 06080100 27/10/2003 27/10/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06150100 17/11/2003 17/11/2033 FLOATING/ 2,200,000,000.00 2,200,000,000.00 13,338,992.30 19,636,330.56 JPY 06160100 17/11/2003 17/11/2033 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06220100 25/11/2003 25/11/2033 FLOATING/ 2,100,000,000.00 2,100,000,000.00 12,732,674.47 18,743,770.09 JPY 06270100 18/12/2003 19/12/2033 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 06280100 18/12/2003 15/12/2033 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 06290100 18/12/2003 15/12/2033 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 06300100 18/12/2003 15/12/2033 FLOATING/ 1,700,000,000.00 1,700,000,000.00 10,307,403.14 15,173,528.16 JPY 06340100 13/01/2004 13/01/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06360100 13/01/2004 13/01/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06330100 15/01/2004 12/01/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06390100 20/01/2004 20/01/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06410100 20/01/2004 20/01/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06460100 27/01/2004 27/01/2034 FLOATING/ 1,900,000,000.00 1,900,000,000.00 11,520,038.80 16,958,649.12 JPY 06530100 12/02/2004 13/02/2024 FIXED/ 1 10,000,000,000.00 10,000,000,000.00 60,631,783.18 89,256,048.02 JPY 06650100 02/03/2004 02/03/2034 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 06710100 10/03/2004 10/03/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06700100 15/03/2004 16/03/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06800100 23/03/2004 23/03/2034 FLOATING/ 4,000,000,000.00 4,000,000,000.00 24,252,713.27 35,702,419.20 JPY 06820100 24/03/2004 24/03/2034 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 06830100 24/03/2004 24/03/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06810100 25/03/2004 25/03/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06840100 26/03/2004 30/03/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 06790100 29/03/2004 29/03/2034 FLOATING/ 2,100,000,000.00 2,100,000,000.00 12,732,674.47 18,743,770.09 JPY 06850100 05/04/2004 05/04/2034 FLOATING/ 2,300,000,000.00 2,300,000,000.00 13,945,310.13 20,528,891.04 JPY 07070100 10/05/2004 10/05/2034 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 07080100 10/05/2004 10/05/2034 FLOATING/ 2,100,000,000.00 2,100,000,000.00 12,732,674.47 18,743,770.09 JPY 07150100 26/05/2004 23/03/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 07190100 07/06/2004 08/06/2034 FLOATING/ 4,000,000,000.00 4,000,000,000.00 24,252,713.27 35,702,419.20 JPY 07390100 17/08/2004 17/08/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 07410100 23/08/2004 23/08/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 07420100 25/08/2004 25/08/2034 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 07400100 22/09/2004 22/09/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 07450100 27/09/2004 27/09/2034 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 07620100 13/10/2004 13/10/2034 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 07660100 28/10/2004 28/10/2019 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 07680100 08/11/2004 08/11/2034 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 07690100 12/11/2004 12/11/2019 FLOATING/ 16,300,000,000.00 16,300,000,000.00 98,829,806.58 145,487,358.27 JPY 07870100 08/12/2004 08/12/2034 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 07930100 09/12/2004 10/06/2014 FLOATING/ 50,000,000,000.00 50,000,000,000.00 303,158,915.90 446,280,240.10 JPY 07990100 18/01/2005 18/01/2035 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

JPY 08380100 16/03/2005 16/03/2020 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 08440100 29/03/2005 27/03/2035 FLOATING/ 3,600,000,000.00 3,600,000,000.00 21,827,441.95 32,132,177.29 JPY 08520100 29/03/2005 29/03/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 08500100 04/04/2005 04/04/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 08530100 11/04/2005 22/03/2035 FLOATING/ 10,000,000,000.00 10,000,000,000.00 60,631,783.18 89,256,048.02 JPY 08620100 27/04/2005 27/04/2020 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 08640100 12/05/2005 12/05/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 08870100 13/06/2005 13/06/2025 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 08890100 15/06/2005 15/06/2035 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 08950100 30/06/2005 20/06/2017 FIXED/ 1.4 100,000,000,000.00 100,000,000,000.00 606,317,831.81 892,560,480.21 JPY 09250100 17/08/2005 17/08/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 09290100 17/08/2005 17/08/2035 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 09550100 12/09/2005 12/09/2035 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 09570100 20/09/2005 21/09/2035 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 09530100 21/09/2005 21/09/2035 FLOATING/ 3,200,000,000.00 3,200,000,000.00 19,402,170.62 28,561,935.37 JPY 09830100 17/10/2005 17/10/2035 FLOATING/ 1,500,000,000.00 1,500,000,000.00 9,094,767.48 13,388,407.21 JPY 09910100 26/10/2005 26/10/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 10150100 28/11/2005 28/11/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 10190100 05/12/2005 06/12/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 10230100 05/12/2005 05/12/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 10350100 16/12/2005 17/12/2035 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 10370100 19/12/2005 20/12/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 10390100 20/12/2005 20/12/2035 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 10570100 26/01/2006 26/01/2026 FIXED/ 1.9 50,000,000,000.00 50,000,000,000.00 303,158,915.90 446,280,240.10 JPY 10550100 02/02/2006 04/02/2036 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 10690100 15/02/2006 15/02/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 10730100 21/02/2006 21/02/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 10750100 21/02/2006 22/02/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 10810100 27/02/2006 27/02/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 11010100 09/03/2006 10/03/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 11090100 09/03/2006 10/03/2036 FLOATING/ 1,500,000,000.00 1,500,000,000.00 9,094,767.48 13,388,407.21 JPY 10970100 13/03/2006 13/03/2036 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 10950100 14/03/2006 14/03/2036 FLOATING/ 1,350,000,000.00 1,350,000,000.00 8,185,290.73 12,049,566.48 JPY 11110100 14/03/2006 14/03/2036 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 11130100 14/03/2006 14/03/2036 FLOATING/ 1,500,000,000.00 1,500,000,000.00 9,094,767.48 13,388,407.21 JPY 11050100 16/03/2006 17/03/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 11170100 23/03/2006 21/03/2036 FLOATING/ 3,500,000,000.00 3,500,000,000.00 21,221,124.11 31,239,616.80 JPY 11520100 03/04/2006 04/04/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 11620100 27/04/2006 28/04/2036 FLOATING/ 3,500,000,000.00 3,500,000,000.00 21,221,124.11 31,239,616.80 JPY 11680100 15/05/2006 15/05/2036 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 11820100 15/05/2006 15/05/2036 FLOATING/ 2,200,000,000.00 2,200,000,000.00 13,338,992.30 19,636,330.56 JPY 11800100 16/05/2006 16/05/2026 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 11740100 22/05/2006 23/05/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 11880100 24/05/2006 24/05/2026 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

JPY 12020100 19/06/2006 19/06/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 12200100 06/07/2006 16/03/2022 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 12250100 26/07/2006 26/07/2026 FLOATING/ 1,100,000,000.00 1,100,000,000.00 6,669,496.15 9,818,165.28 JPY 12460100 21/09/2006 21/09/2011 FLOATING/ 50,000,000,000.00 50,000,000,000.00 303,158,915.90 446,280,240.10 JPY 12460200 31/10/2006 21/09/2011 FLOATING/ 25,000,000,000.00 25,000,000,000.00 151,579,457.95 223,140,120.05 JPY 12570100 21/11/2006 21/11/2036 FLOATING/ 2,450,000,000.00 2,450,000,000.00 14,854,786.88 21,867,731.77 JPY 12640100 14/12/2006 15/12/2036 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 12840100 18/01/2007 18/01/2027 FIXED/ 2.15 50,000,000,000.00 50,000,000,000.00 303,158,915.90 446,280,240.10 JPY 12460300 19/01/2007 21/09/2011 FLOATING/ 25,000,000,000.00 25,000,000,000.00 151,579,457.95 223,140,120.05 JPY 12820100 23/01/2007 23/01/2037 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 12910100 13/02/2007 13/02/2037 FLOATING/ 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 12930100 20/02/2007 20/02/2037 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 13010100 26/02/2007 26/02/2037 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 13050100 27/02/2007 27/02/2037 FLOATING/ 5,000,000,000.00 5,000,000,000.00 30,315,891.59 44,628,024.01 JPY 13000100 05/03/2007 05/03/2037 FLOATING/ 5,200,000,000.00 5,200,000,000.00 31,528,527.25 46,413,144.96 JPY 13060100 13/03/2007 13/03/2037 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 08950200 14/03/2007 20/06/2017 FIXED/ 1.4 50,000,000,000.00 50,000,000,000.00 303,158,915.90 446,280,240.10 JPY 13100100 26/03/2007 27/03/2037 FLOATING/ 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 13120100 26/03/2007 27/03/2037 FLOATING/ 4,000,000,000.00 4,000,000,000.00 24,252,713.27 35,702,419.20 JPY 13090100 27/03/2007 27/03/2037 FLOATING/ 3,500,000,000.00 3,500,000,000.00 21,221,124.11 31,239,616.80 JPY 13180100 17/04/2007 17/04/2037 FLOATING/ 2,500,000,000.00 2,500,000,000.00 15,157,945.80 22,314,012.01 JPY 13190100 23/04/2007 23/04/2037 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 13220100 24/04/2007 24/04/2037 FLOATING/ 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 13250100 15/05/2007 15/05/2037 FLOATING/ 2,850,000,000.00 2,850,000,000.00 17,280,058.21 25,437,973.69 JPY 13300100 22/05/2007 20/09/2012 FIXED/ 1.25 75,000,000,000.00 75,000,000,000.00 454,738,373.86 669,420,360.16 JPY 13300200 22/05/2007 20/09/2012 FIXED/ 1.25 25,000,000,000.00 25,000,000,000.00 151,579,457.95 223,140,120.05 JPY 13360100 18/06/2007 18/06/2037 FIXED/ 10 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 13390100 10/07/2007 10/07/2037 FIXED/ 9.3 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 13400100 18/07/2007 17/07/2037 FIXED/ 8 2,000,000,000.00 2,000,000,000.00 12,126,356.64 17,851,209.61 JPY 13410100 18/07/2007 17/07/2037 FIXED/ 10 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 13470100 19/07/2007 20/07/2027 FLOATING/ 17,548,000,000.00 17,548,000,000.00 106,396,653.13 156,626,513.07 JPY 13480100 26/07/2007 27/07/2037 FIXED/ 5 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 13580100 20/09/2007 21/09/2027 FIXED/ 8 1,082,000,000.00 1,082,000,000.00 6,560,358.94 9,657,504.40 JPY 13610100 20/09/2007 21/09/2027 FLOATING/ 9,187,000,000.00 9,187,000,000.00 55,702,419.21 81,999,531.32 JPY 13670100 18/10/2007 19/10/2037 FIXED/ 12 3,000,000,000.00 3,000,000,000.00 18,189,534.95 26,776,814.40 JPY 13740100 13/11/2007 13/11/2037 FIXED/ 6.2 1,000,000,000.00 1,000,000,000.00 6,063,178.32 8,925,604.80 JPY 13770100 14/11/2007 15/11/2027 FLOATING/ 1,987,000,000.00 1,987,000,000.00 12,047,535.32 17,735,176.74 JPY 13780100 14/11/2007 15/11/2027 FLOATING/ 4,134,000,000.00 4,134,000,000.00 25,065,179.17 36,898,450.26 JPY 13830100 10/12/2007 10/12/2047 FIXED/ 2.41 2,317,798,963.00 2,317,798,963.00 14,053,228.42 20,687,757.56 JPY 13810100 20/12/2007 20/12/2037 FIXED/ 4.1 40,000,000,000.00 40,000,000,000.00 242,527,132.72 357,024,192.08

1,151,612,798,963.00 1,151,612,798,963.00 6,982,433,753.71 10,278,840,728.84

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

Currency: MTL

MTL 06730100 15/03/2004 30/03/2009 FIXED/ 3.8 10,000,000.00 10,000,000.00 23,293,733.99 34,290,705.81

Currency: MXN

MXN 09390100 24/08/2005 24/08/2009 FIXED/ 9.25 500,000,000.00 500,000,000.00 31,466,331.03 46,321,585.91 MXN 09450100 01/09/2005 01/09/2015 FIXED/ 9.8 196,350,000.00 236,711,157.00 14,896,863.25 21,929,672.39 MXN 09450200 15/09/2005 01/09/2015 FIXED/ 9.33 205,500,000.00 244,852,095.00 15,409,194.15 22,683,874.71

901,850,000.00 981,563,252.00 61,772,388.43 90,935,133.01 Currency: NOK

NOK 02820200 25/04/2002 26/03/2008 FIXED/ 6.5 250,000,000.00 250,000,000.00 31,414,928.37 46,245,916.05 NOK 02820100 26/03/2002 26/03/2008 FIXED/ 6.5 500,000,000.00 500,000,000.00 62,829,856.75 92,491,832.12 NOK 09970100 03/11/2005 03/11/2025 FIXED/ 4.17 300,000,000.00 300,000,000.00 37,697,914.05 55,495,099.27 NOK 10410100 26/01/2006 26/01/2009 FIXED/ 3.75 500,000,000.00 500,000,000.00 62,829,856.75 92,491,832.12 NOK 10610100 01/02/2006 01/02/2011 FIXED/ 3.37 200,000,000.00 200,000,000.00 25,131,942.70 36,996,732.85 NOK 12340100 31/08/2006 31/08/2012 FIXED/ 4.38 1,000,000,000.00 1,000,000,000.00 125,659,713.50 184,983,664.24 NOK 12340200 26/10/2006 31/08/2012 FIXED/ 4.38 500,000,000.00 500,000,000.00 62,829,856.75 92,491,832.12 NOK 12620100 30/11/2006 04/02/2015 FIXED/ 4.25 500,000,000.00 500,000,000.00 62,829,856.75 92,491,832.12 NOK 12650100 06/12/2006 06/12/2010 FIXED/ 4.25 750,000,000.00 750,000,000.00 94,244,785.12 138,737,748.18 NOK 13450100 16/07/2007 16/07/2012 FIXED/ 5.38 1,000,000,000.00 1,000,000,000.00 125,659,713.50 184,983,664.24 NOK 12620200 24/09/2007 04/02/2015 FIXED/ 4.25 200,000,000.00 200,000,000.00 25,131,942.70 36,996,732.85 NOK 12650200 26/09/2007 06/12/2010 FIXED/ 4.25 250,000,000.00 250,000,000.00 31,414,928.37 46,245,916.05 NOK 12340300 29/11/2007 31/08/2012 FIXED/ 4.38 100,000,000.00 100,000,000.00 12,565,971.35 18,498,366.42

6,050,000,000.00 6,050,000,000.00 760,241,266.65 1,119,151,168.64

Currency: NZD

NZD 07430100 10/09/2004 10/09/2014 FIXED/ 6.5 200,000,000.00 200,000,000.00 105,130,361.65 154,762,405.38 NZD 07430200 10/12/2004 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 08600100 21/04/2005 21/04/2008 FIXED/ 6.08 400,000,000.00 400,000,000.00 210,260,723.30 309,524,810.77 NZD 07430300 27/04/2005 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 07430400 27/05/2005 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09070100 15/07/2005 15/07/2009 FIXED/ 6 200,000,000.00 200,000,000.00 105,130,361.65 154,762,405.38 NZD 07430500 18/08/2005 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09070200 23/08/2005 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09070300 20/09/2005 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09790100 30/09/2005 30/09/2010 FIXED/ 6.25 200,000,000.00 200,000,000.00 105,130,361.65 154,762,405.38 NZD 09070400 28/10/2005 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 07430600 28/10/2005 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 07430700 09/11/2005 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 10070100 17/11/2005 17/11/2008 FIXED/ 6.75 300,000,000.00 300,000,000.00 157,695,542.47 232,143,608.07 NZD 09070500 29/11/2005 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09070600 24/01/2006 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 07430800 10/02/2006 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 10770100 15/02/2006 15/02/2008 FIXED/ 5.9 611,000,000.00 611,000,000.00 321,173,254.84 472,799,148.45 NZD 09070700 17/02/2006 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

NZD 07430900 28/02/2006 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09070800 05/05/2006 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 07431000 23/05/2006 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 07431100 16/06/2006 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09070900 16/06/2006 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 07431200 16/06/2006 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09071000 06/12/2006 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 12780100 18/01/2007 18/01/2012 FIXED/ 7 200,000,000.00 200,000,000.00 105,130,361.65 154,762,405.38 NZD 12960100 07/02/2007 08/02/2010 FIXED/ 7.25 400,000,000.00 400,000,000.00 210,260,723.30 309,524,810.77 NZD 09071100 15/03/2007 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09071200 30/03/2007 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 09071300 23/05/2007 15/07/2009 FIXED/ 6 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 07431300 30/05/2007 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 13500100 31/07/2007 31/07/2012 FIXED/ 7.75 400,000,000.00 400,000,000.00 210,260,723.30 309,524,810.77 NZD 13500200 07/09/2007 31/07/2012 FIXED/ 7.75 400,000,000.00 400,000,000.00 210,260,723.30 309,524,810.77 NZD 12780200 11/10/2007 18/01/2012 FIXED/ 7 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 07431400 16/10/2007 10/09/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 13710100 26/10/2007 26/10/2010 FIXED/ 7.75 200,000,000.00 200,000,000.00 105,130,361.65 154,762,405.38 NZD 13710200 09/11/2007 26/10/2010 FIXED/ 7.75 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 12780300 27/11/2007 18/01/2012 FIXED/ 7 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69 NZD 13710300 30/11/2007 26/10/2010 FIXED/ 7.75 100,000,000.00 100,000,000.00 52,565,180.82 77,381,202.69

6,411,000,000.00 6,411,000,000.00 3,369,953,742.54 4,960,908,904.39 Currency: PLN

PLN 02470100 23/11/2001 15/12/2011 FIXED/ 8.15 90,980,000.00 90,980,000.00 25,317,935.16 37,270,532.35 PLN 02470200 29/11/2001 15/12/2011 FIXED/ 8.11 137,130,000.00 137,130,000.00 38,160,567.69 56,176,171.70 PLN 02470300 14/02/2002 15/12/2011 FIXED/ 7.44 148,060,582.50 148,060,582.50 41,202,332.68 60,653,953.94 PLN 02910100 14/03/2002 15/06/2017 FIXED/ 7.01 97,913,750.00 97,913,750.00 27,247,460.69 40,110,986.88 PLN 02470400 12/07/2002 15/12/2011 FIXED/ 6.9 53,405,000.00 53,405,000.00 14,861,555.59 21,877,695.98 PLN 03540100 26/09/2002 26/09/2017 FIXED/ 6.02 41,600,000.00 41,600,000.00 11,576,457.49 17,041,703.07 PLN 05700100 29/08/2003 15/09/2008 FLOATING/ 180,000,000.00 180,000,000.00 50,090,441.07 73,738,138.30 PLN 06000100 03/10/2003 03/10/2008 FLOATING/ 110,000,000.00 110,000,000.00 30,610,825.10 45,062,195.63 PLN 06020100 21/10/2003 21/10/2008 FLOATING/ 90,000,000.00 90,000,000.00 25,045,220.54 36,869,069.16 PLN 06040100 24/10/2003 24/10/2008 FLOATING/ 120,000,000.00 120,000,000.00 33,393,627.38 49,158,758.87 PLN 06310100 15/01/2004 15/01/2009 FLOATING/ 90,000,000.00 90,000,000.00 25,045,220.54 36,869,069.16 PLN 06520100 18/02/2004 18/02/2009 FIXED/ 6.25 300,000,000.00 300,000,000.00 83,484,068.46 122,896,897.18 PLN 06520200 19/04/2004 18/02/2009 FIXED/ 6.25 200,000,000.00 200,000,000.00 55,656,045.64 81,931,264.79 PLN 06520300 07/05/2004 18/02/2009 FIXED/ 6.25 100,000,000.00 100,000,000.00 27,828,022.82 40,965,632.39 PLN 06520400 05/07/2004 18/02/2009 FIXED/ 6.25 100,000,000.00 100,000,000.00 27,828,022.82 40,965,632.39 PLN 07380100 12/08/2004 12/08/2014 FIXED/ 6.5 240,000,000.00 240,000,000.00 66,787,254.77 98,317,517.75 PLN 08060100 21/01/2005 21/07/2010 FIXED/ 5.25 100,000,000.00 100,000,000.00 27,828,022.82 40,965,632.39 PLN 06520500 07/02/2005 18/02/2009 FIXED/ 6.25 100,000,000.00 100,000,000.00 27,828,022.82 40,965,632.39 PLN 08940100 29/06/2005 21/12/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 27,828,022.82 40,965,632.39 PLN 06520600 08/12/2005 18/02/2009 FIXED/ 6.25 -100,000,000.00 -100,000,000.00 -27,828,022.82 -40,965,632.39 PLN 11660100 05/05/2006 05/05/2026 FIXED/ 5.42 74,813,120.00 78,868,020.00 21,947,410.60 32,308,783.14

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

PLN 06520700 10/07/2006 18/02/2009 FIXED/ 6.25 -100,000,000.00 -100,000,000.00 -27,828,022.82 -40,965,632.39 PLN 12510100 30/10/2006 30/10/2011 FLOATING/ 50,000,000.00 50,000,000.00 13,914,011.41 20,482,816.20 PLN 05700200 30/10/2006 15/09/2008 FLOATING/ -48,000,000.00 -48,000,000.00 -13,357,450.95 -19,663,503.54 PLN 13850100 14/12/2007 30/01/2012 FIXED/ 5.25 100,000,000.00 100,000,000.00 27,828,022.82 40,965,632.39

2,375,902,452.50 2,379,957,352.50 662,295,075.14 974,964,580.11 Currency: RON

RON 13260100 10/05/2007 10/05/2014 FIXED/ 7 300,000,000.00 300,000,000.00 83,155,473.02 122,413,171.83

300,000,000.00 300,000,000.00 83,155,473.02 122,413,171.83 Currency: RUB

RUB 13350100 13/06/2007 13/06/2017 FIXED/ 6.75 2,000,000,000.00 2,000,000,000.00 55,577,168.90 81,815,150.34 RUB 13370100 14/06/2007 14/06/2012 FIXED/ 6.25 2,000,000,000.00 2,000,000,000.00 55,577,168.90 81,815,150.34

4,000,000,000.00 4,000,000,000.00 111,154,337.80 163,630,300.68 Currency: SEK

SEK 05000100 16/06/2003 15/04/2009 FIXED/ 4 2,500,000,000.00 2,500,000,000.00 264,788,434.04 389,795,053.75 SEK 05000200 18/08/2003 15/04/2009 FIXED/ 4 750,000,000.00 750,000,000.00 79,436,530.21 116,938,516.12 SEK 05800100 19/09/2003 19/09/2011 FIXED/ 4.5 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 05000300 22/10/2003 15/04/2009 FIXED/ 4 300,000,000.00 300,000,000.00 31,774,612.08 46,775,406.44 SEK 05000400 19/01/2004 15/04/2009 FIXED/ 4 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 07500100 14/09/2004 05/05/2014 FIXED/ 4.5 2,500,000,000.00 2,500,000,000.00 264,788,434.04 389,795,053.75 SEK 08750100 13/05/2005 01/12/2020 FIXED/ 5 1,300,000,000.00 1,300,000,000.00 137,689,985.70 202,693,427.95 SEK 08910100 10/06/2005 10/06/2025 FIXED/ 3.65 300,000,000.00 300,000,000.00 31,774,612.08 46,775,406.44 SEK 08750200 23/08/2006 01/12/2020 FIXED/ 5 200,000,000.00 200,000,000.00 21,183,074.72 31,183,604.30 SEK 12450100 21/09/2006 01/12/2020 FLOATING/ 1,000,000,000.00 1,000,000,000.00 105,915,373.62 155,918,021.51 SEK 12450200 21/09/2006 01/12/2020 FLOATING/ 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 07500200 06/11/2006 05/05/2014 FIXED/ 4.5 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 12450300 05/01/2007 01/12/2020 FLOATING/ 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 12450400 02/02/2007 01/12/2020 FLOATING/ 250,000,000.00 250,000,000.00 26,478,843.40 38,979,505.37 SEK 12450500 13/02/2007 01/12/2020 FLOATING/ 1,000,000,000.00 1,000,000,000.00 105,915,373.62 155,918,021.51 SEK 13130100 02/04/2007 01/12/2028 FIXED/ 4 400,000,000.00 400,000,000.00 42,366,149.45 62,367,208.61 SEK 13130200 02/04/2007 01/12/2028 FIXED/ 4 125,000,000.00 125,000,000.00 13,239,421.70 19,489,752.68 SEK 12450600 10/04/2007 01/12/2020 FLOATING/ 600,000,000.00 600,000,000.00 63,549,224.17 93,550,812.90 SEK 08750300 12/04/2007 01/12/2020 FIXED/ 5 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 13280100 14/05/2007 01/12/2028 FLOATING/ 750,000,000.00 750,000,000.00 79,436,530.21 116,938,516.12 SEK 13280200 15/06/2007 01/12/2028 FLOATING/ 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 07500300 31/08/2007 05/05/2014 FIXED/ 4.5 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 13570100 10/09/2007 12/08/2017 FIXED/ 4.5 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 13570200 02/10/2007 12/08/2017 FIXED/ 4.5 250,000,000.00 250,000,000.00 26,478,843.40 38,979,505.37 SEK 08750400 15/10/2007 01/12/2020 FIXED/ 5 500,000,000.00 500,000,000.00 52,957,686.81 77,959,010.75 SEK 07500400 04/12/2007 05/05/2014 FIXED/ 4.5 255,000,000.00 255,000,000.00 27,008,420.27 39,759,095.48

17,480,000,000.00 17,480,000,000.00 1,851,400,730.81 2,725,447,015.83 Currency: SKK

SKK 04870100 02/06/2003 02/06/2023 FIXED/ 4.75 1,500,000,000.00 1,500,000,000.00 44,665,455.74 65,752,017.39 SKK 05690100 02/09/2003 15/09/2023 FIXED/ 5.2 750,000,000.00 750,000,000.00 22,332,727.87 32,876,008.70 SKK 04690100 25/04/2003 25/04/2023 FIXED/ 5.07 483,470,000.00 483,470,000.00 14,396,271.92 21,192,751.89

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

SKK 05980100 25/09/2003 25/09/2028 FIXED/ 5.18 763,965,000.00 933,696,057.84 27,802,639.96 40,928,266.29 SKK 05480100 31/07/2003 31/07/2023 FIXED/ 5.12 405,158,919.00 405,158,919.00 12,064,405.18 17,760,010.87

3,902,593,919.00 4,072,324,976.84 121,261,500.67 178,509,055.14 Currency: TRY

TRY 08160100 10/02/2005 10/02/2010 FIXED/ 12 80,000,000.00 80,000,000.00 46,592,894.58 68,589,400.11 TRY 08290100 02/03/2005 02/03/2015 FIXED/ 9.71 118,758,000.00 118,758,000.00 69,165,987.19 101,819,249.74 TRY 08160200 04/03/2005 10/02/2010 FIXED/ 12 40,000,000.00 40,000,000.00 23,296,447.29 34,294,700.06 TRY 08160300 16/03/2005 10/02/2010 FIXED/ 12 30,000,000.00 30,000,000.00 17,472,335.47 25,721,025.05 TRY 08160400 23/03/2005 10/02/2010 FIXED/ 12 35,000,000.00 35,000,000.00 20,384,391.38 30,007,862.55 TRY 08450100 23/03/2005 23/03/2008 FIXED/ 13 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 08510100 01/04/2005 01/04/2015 FIXED/ 9.63 100,000,000.00 100,000,000.00 58,241,118.23 85,736,750.15 TRY 08480200 01/04/2005 01/04/2009 FIXED/ 12.5 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 08480100 01/04/2005 01/04/2009 FIXED/ 12.5 100,000,000.00 100,000,000.00 58,241,118.23 85,736,750.15 TRY 08450300 08/04/2005 23/03/2008 FIXED/ 13 25,000,000.00 25,000,000.00 14,560,279.56 21,434,187.54 TRY 08450200 08/04/2005 23/03/2008 FIXED/ 13 25,000,000.00 25,000,000.00 14,560,279.56 21,434,187.54 TRY 08480300 14/04/2005 01/04/2009 FIXED/ 12.5 100,000,000.00 100,000,000.00 58,241,118.23 85,736,750.15 TRY 08160500 20/04/2005 10/02/2010 FIXED/ 12 20,000,000.00 20,000,000.00 11,648,223.65 17,147,350.04 TRY 08450400 21/04/2005 23/03/2008 FIXED/ 13 25,000,000.00 25,000,000.00 14,560,279.56 21,434,187.54 TRY 08160600 10/05/2005 10/02/2010 FIXED/ 12 25,000,000.00 25,000,000.00 14,560,279.56 21,434,187.54 TRY 08450500 18/05/2005 23/03/2008 FIXED/ 13 30,000,000.00 30,000,000.00 17,472,335.47 25,721,025.05 TRY 08450600 11/07/2005 23/03/2008 FIXED/ 13 30,000,000.00 30,000,000.00 17,472,335.47 25,721,025.05 TRY 08450700 27/07/2005 23/03/2008 FIXED/ 13 30,000,000.00 30,000,000.00 17,472,335.47 25,721,025.05 TRY 08160700 17/08/2005 10/02/2010 FIXED/ 12 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 08480400 01/09/2005 01/04/2009 FIXED/ 12.5 30,000,000.00 30,000,000.00 17,472,335.47 25,721,025.05 TRY 08160800 28/09/2005 10/02/2010 FIXED/ 12 20,000,000.00 20,000,000.00 11,648,223.65 17,147,350.04 TRY 08450800 25/10/2005 23/03/2008 FIXED/ 13 25,000,000.00 25,000,000.00 14,560,279.56 21,434,187.54 TRY 08450900 25/10/2005 23/03/2008 FIXED/ 13 15,000,000.00 15,000,000.00 8,736,167.73 12,860,512.52 TRY 10010100 28/10/2005 28/01/2011 FIXED/ 10 200,000,000.00 200,000,000.00 116,482,236.46 171,473,500.29 TRY 10310100 12/12/2005 12/06/2008 FIXED/ 10 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 08451000 13/12/2005 23/03/2008 FIXED/ 13 20,000,000.00 20,000,000.00 11,648,223.65 17,147,350.04 TRY 10310200 17/01/2006 12/06/2008 FIXED/ 10 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 08510200 26/01/2006 01/04/2015 FIXED/ 9.63 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 08290200 15/02/2006 02/03/2015 FIXED/ 8.67 70,687,500.00 70,687,500.00 41,169,190.45 60,605,165.26 TRY 10010200 20/02/2006 28/01/2011 FIXED/ 10 150,000,000.00 150,000,000.00 87,361,677.34 128,605,125.21 TRY 10010300 16/03/2006 28/01/2011 FIXED/ 10 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 11150100 30/03/2006 30/03/2016 FIXED/ 9 84,480,000.00 92,083,436.00 53,630,422.83 78,949,345.45 TRY 10310300 07/04/2006 12/06/2008 FIXED/ 10 40,000,000.00 40,000,000.00 23,296,447.29 34,294,700.06 TRY 08160900 31/05/2006 10/02/2010 FIXED/ 12 30,000,000.00 30,000,000.00 17,472,335.47 25,721,025.05 TRY 12060100 27/06/2006 27/09/2011 FIXED/ 15.75 75,000,000.00 75,000,000.00 43,680,838.67 64,302,562.61 TRY 12140100 05/07/2006 05/07/2016 FIXED/ 14 100,000,000.00 100,000,000.00 58,241,118.23 85,736,750.15 TRY 12220100 13/07/2006 13/07/2009 FIXED/ 18.25 75,000,000.00 75,000,000.00 43,680,838.67 64,302,562.61 TRY 10010400 18/07/2006 28/01/2011 FIXED/ 10 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 11150200 19/07/2006 30/03/2016 FIXED/ 12.82 31,000,000.00 33,765,899.00 19,665,637.16 28,949,784.46 TRY 12330100 29/08/2006 29/08/2008 FIXED/ 17 75,000,000.00 75,000,000.00 43,680,838.67 64,302,562.61

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

TRY 08451100 13/09/2006 23/03/2008 FIXED/ 13 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 10310400 05/10/2006 12/06/2008 FIXED/ 10 30,000,000.00 30,000,000.00 17,472,335.47 25,721,025.05 TRY 12220200 12/10/2006 13/07/2009 FIXED/ 18.25 75,000,000.00 75,000,000.00 43,680,838.67 64,302,562.61 TRY 12530100 27/10/2006 27/10/2010 FIXED/ 17.5 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 08290300 17/11/2006 02/03/2015 FIXED/ 14.23 33,122,000.00 34,496,643.05 20,091,230.66 29,576,300.65 TRY 10310500 11/12/2006 12/06/2008 FIXED/ 10 30,000,000.00 30,000,000.00 17,472,335.47 25,721,025.05 TRY 12800100 18/01/2007 18/01/2012 FIXED/ 17 75,000,000.00 75,000,000.00 43,680,838.67 64,302,562.61 TRY 12880100 26/01/2007 20/03/2009 FIXED/ 18.5 1,000,000,000.00 1,000,000,000.00 582,411,182.29 857,367,501.45 TRY 12140200 29/01/2007 05/07/2016 FIXED/ 14 100,000,000.00 100,000,000.00 58,241,118.23 85,736,750.15 TRY 08290400 30/01/2007 02/03/2015 FIXED/ 14.99 58,104,000.00 58,878,266.59 34,291,360.86 50,480,312.32 TRY 11150300 08/02/2007 30/03/2016 FIXED/ 13.5 31,410,000.00 31,990,884.00 18,631,848.57 27,427,944.28 TRY 12330200 13/03/2007 29/08/2008 FIXED/ 17 100,000,000.00 100,000,000.00 58,241,118.23 85,736,750.15 TRY 12060200 13/03/2007 27/09/2011 FIXED/ 15.75 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 12800200 30/03/2007 18/01/2012 FIXED/ 17 50,000,000.00 50,000,000.00 29,120,559.11 42,868,375.07 TRY 08290500 24/04/2007 02/03/2015 FIXED/ 13.91 53,850,000.00 53,850,000.00 31,362,842.17 46,169,239.96 TRY 12140300 02/05/2007 05/07/2016 FIXED/ 14 150,000,000.00 150,000,000.00 87,361,677.34 128,605,125.21 TRY 11150400 03/05/2007 30/03/2016 FIXED/ 13.54 32,250,000.00 32,250,000.00 18,782,760.63 27,650,101.92 TRY 13270100 21/05/2007 21/05/2010 FIXED/ 16 200,000,000.00 200,000,000.00 116,482,236.46 171,473,500.29 TRY 13530100 05/09/2007 05/09/2022 FIXED/ 11.39 29,737,500.00 29,737,500.00 17,319,452.53 25,495,966.07 TRY 13650100 09/10/2007 09/10/2012 FIXED/ 14.25 100,000,000.00 100,000,000.00 58,241,118.23 85,736,750.15

4,553,399,000.00 4,566,498,128.64 2,659,579,574.00 3,915,167,090.89 Currency: TWD

TWD 02270100 19/07/2001 19/07/2008 FIXED/ 3.83 1,000,000,000.00 1,000,000,000.00 21,142,990.04 31,124,595.64 TWD 03700100 08/01/2003 08/01/2008 FLOATING/ 1,000,000,000.00 1,000,000,000.00 21,142,990.04 31,124,595.64 TWD 03710100 08/01/2003 08/01/2008 FLOATING/ 1,000,000,000.00 1,000,000,000.00 21,142,990.04 31,124,595.64 TWD 03720100 08/01/2003 08/01/2008 FLOATING/ 1,000,000,000.00 1,000,000,000.00 21,142,990.04 31,124,595.64 TWD 03740100 08/01/2003 08/01/2010 FLOATING/ 1,000,000,000.00 1,000,000,000.00 21,142,990.04 31,124,595.64 TWD 03750100 08/01/2003 08/01/2010 FLOATING/ 1,000,000,000.00 1,000,000,000.00 21,142,990.04 31,124,595.64 TWD 03760100 08/01/2003 08/01/2013 FLOATING/ 1,000,000,000.00 1,000,000,000.00 21,142,990.04 31,124,595.64 TWD 03770100 08/01/2003 08/01/2013 FLOATING/ 1,000,000,000.00 1,000,000,000.00 21,142,990.04 31,124,595.64 TWD 05550100 03/09/2003 03/09/2013 FLOATING/ 500,000,000.00 500,000,000.00 10,571,495.02 15,562,297.82 TWD 05540100 03/09/2003 03/09/2010 FLOATING/ 6,500,000,000.00 6,500,000,000.00 137,429,435.27 202,309,871.66 TWD 05540200 03/10/2005 03/09/2010 FLOATING/ -200,000,000.00 -200,000,000.00 -4,228,598.01 -6,224,919.13 TWD 05540300 03/10/2005 03/09/2010 FLOATING/ -200,000,000.00 -200,000,000.00 -4,228,598.01 -6,224,919.13 TWD 05540400 03/10/2005 03/09/2010 FLOATING/ -200,000,000.00 -200,000,000.00 -4,228,598.01 -6,224,919.13 TWD 05540500 03/10/2005 03/09/2010 FLOATING/ -300,000,000.00 -300,000,000.00 -6,342,897.01 -9,337,378.69 TWD 05540600 03/10/2005 03/09/2010 FLOATING/ -300,000,000.00 -300,000,000.00 -6,342,897.01 -9,337,378.69 TWD 05550200 25/01/2006 03/09/2013 FLOATING/ -200,000,000.00 -200,000,000.00 -4,228,598.01 -6,224,919.13 TWD 05540700 25/01/2006 03/09/2010 FLOATING/ -300,000,000.00 -300,000,000.00 -6,342,897.01 -9,337,378.69 TWD 05540800 08/02/2006 03/09/2010 FLOATING/ -200,000,000.00 -200,000,000.00 -4,228,598.01 -6,224,919.13 TWD 03770200 24/08/2006 08/01/2013 FLOATING/ -1,000,000,000.00 -1,000,000,000.00 -21,142,990.04 -31,124,595.64

12,100,000,000.00 12,100,000,000.00 255,830,179.49 376,607,607.23 Currency: USD

USD 00110100 22/10/1990 15/04/2008 FLOATING/ 56,516,000.00 34,179,181.32 23,217,975.22 34,179,181.32

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

USD 00370100 01/12/1995 31/12/2010 FLOATING/ 32,000,000.00 32,000,000.00 21,737,653.69 32,000,000.00 USD 00730100 06/11/1996 06/11/2026 FIXED/ 7.02 130,620,000.00 130,620,000.00 88,730,385.16 130,620,000.00 USD 01060100 16/06/1997 16/06/2009 FIXED/ 6.88 300,000,000.00 300,000,000.00 203,790,503.36 300,000,000.00 USD 01220100 15/01/1998 15/01/2008 FIXED/ 5.75 750,000,000.00 750,000,000.00 509,476,258.41 750,000,000.00 USD 00730200 07/04/1998 06/11/2026 FIXED/ 6.07 55,644,600.00 55,644,600.00 37,799,470.14 55,644,600.00 USD 01220200 08/04/1998 15/01/2008 FIXED/ 5.75 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01410100 16/09/1998 16/09/2008 FIXED/ 5.38 750,000,000.00 750,000,000.00 509,476,258.41 750,000,000.00 USD 01410200 07/10/1998 16/09/2008 FIXED/ 5.38 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01410300 20/10/1998 16/09/2008 FIXED/ 5.38 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01410400 28/10/1998 16/09/2008 FIXED/ 5.38 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01500100 01/12/1998 12/01/2009 FIXED/ 5.25 750,000,000.00 750,000,000.00 509,476,258.41 750,000,000.00 USD 01410500 14/01/1999 16/09/2008 FIXED/ 5.38 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01500200 19/02/1999 12/01/2009 FIXED/ 5.25 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01410600 23/02/1999 16/09/2008 FIXED/ 5.38 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01670100 12/05/1999 12/05/2009 FIXED/ 5.88 1,000,000,000.00 1,000,000,000.00 679,301,677.88 1,000,000,000.00 USD 01410700 29/09/1999 16/09/2008 FIXED/ 5.38 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01850100 01/03/2000 02/03/2015 FIXED/ 2 33,000,000.00 33,000,000.00 22,416,955.37 33,000,000.00 USD 01900100 03/04/2000 15/04/2010 FIXED/ 2 20,000,000.00 11,912,000.00 8,091,841.59 11,912,000.00 USD 01670200 17/04/2000 12/05/2009 FIXED/ 5.88 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01410800 25/05/2000 16/09/2008 FIXED/ 5.38 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 01500300 13/06/2000 12/01/2009 FIXED/ 5.25 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 01670300 15/06/2000 12/05/2009 FIXED/ 5.88 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 02180100 26/02/2001 25/03/2011 FIXED/ 5.61 16,000,000.00 16,000,000.00 10,868,826.85 16,000,000.00 USD 02210100 26/04/2001 25/04/2008 FIXED/ 5 51,000,000.00 51,000,000.00 34,644,385.57 51,000,000.00 USD 02310100 30/08/2001 15/09/2021 FIXED/ 6.8 23,274,682.08 23,274,682.08 15,810,530.59 23,274,682.08 USD 02710100 08/02/2002 08/02/2022 FIXED/ 6.25 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 02730100 08/02/2002 08/02/2022 FIXED/ 6.2 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 02680100 15/02/2002 15/02/2022 FIXED/ 6.17 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 02720100 15/02/2002 15/02/2022 FIXED/ 6.32 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 02700100 22/02/2002 22/02/2022 FIXED/ 6.27 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 03040100 03/04/2002 15/12/2008 FIXED/ 5.5 500,000,000.00 500,000,000.00 339,650,838.94 500,000,000.00 USD 03080100 08/04/2002 08/04/2022 FIXED/ 6.88 19,817,601.60 19,817,601.60 13,462,130.02 19,817,601.60 USD 03490100 01/08/2002 01/08/2012 FIXED/ 0.5 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 03980100 27/01/2003 31/03/2010 FIXED/ 3.88 750,000,000.00 750,000,000.00 509,476,258.41 750,000,000.00 USD 03930100 30/01/2003 30/01/2013 FIXED/ 0.5 82,000,000.00 82,000,000.00 55,702,737.59 82,000,000.00 USD 04280100 27/02/2003 27/02/2033 FIXED/ 6.2 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 03490200 24/03/2003 01/08/2012 FIXED/ 0.5 -6,000,000.00 -6,000,000.00 -4,075,810.07 -6,000,000.00 USD 04510100 31/03/2003 01/04/2015 FIXED/ 0.5 290,000,000.00 290,000,000.00 196,997,486.58 290,000,000.00 USD 04630100 08/04/2003 16/06/2008 FIXED/ 3 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 04790100 20/05/2003 20/05/2033 FIXED/ 6.3 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 04840100 20/05/2003 15/03/2011 FIXED/ 8.75 15,000,000.00 15,000,000.00 10,189,525.17 15,000,000.00 USD 04830100 23/05/2003 23/05/2023 FIXED/ 4.7 30,000,000.00 30,000,000.00 20,379,050.34 30,000,000.00 USD 04980100 12/06/2003 12/06/2013 FIXED/ 3.38 1,000,000,000.00 1,000,000,000.00 679,301,677.88 1,000,000,000.00 USD 04930100 13/06/2003 13/06/2028 FIXED/ 5.76 30,822,932.50 30,822,932.50 20,938,069.76 30,822,932.50

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

USD 04910100 17/06/2003 17/06/2033 FIXED/ 5.72 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 04960100 20/06/2003 20/06/2033 FIXED/ 5.97 21,071,391.49 21,071,391.49 14,313,831.59 21,071,391.49 USD 05050100 26/06/2003 19/06/2013 FIXED/ 0.5 366,000,000.00 366,000,000.00 248,624,414.10 366,000,000.00 USD 05160100 30/06/2003 29/06/2018 FIXED/ 3.94 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 05290100 09/07/2003 15/12/2010 FIXED/ 2.88 750,000,000.00 750,000,000.00 509,476,258.41 750,000,000.00 USD 05150100 16/07/2003 16/07/2013 FIXED/ 3.25 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 06450100 14/01/2004 16/03/2009 FIXED/ 3.38 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 06860100 31/03/2004 02/04/2010 FIXED/ 3 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD 06890100 15/04/2004 15/04/2012 FLOATING/ 79,000,000.00 79,000,000.00 53,664,832.55 79,000,000.00 USD 07020100 30/04/2004 30/04/2009 FLOATING/ 40,000,000.00 40,000,000.00 27,172,067.12 40,000,000.00 USD 07090100 04/05/2004 15/05/2014 FIXED/ 4.63 1,500,000,000.00 1,500,000,000.00 1,018,952,516.81 1,500,000,000.00 USD 07030100 18/05/2004 18/05/2011 FIXED/ 4 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 07120100 19/05/2004 19/05/2010 FIXED/ 4.16 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 07110100 20/05/2004 20/05/2013 FIXED/ 4.66 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 07370100 03/08/2004 03/08/2009 FIXED/ 4.38 1,500,000,000.00 1,500,000,000.00 1,018,952,516.81 1,500,000,000.00 USD 07530100 24/09/2004 24/09/2034 FIXED/ 6.5 53,500,000.00 62,532,806.25 42,478,640.21 62,532,806.25 USD 07560100 30/09/2004 30/09/2019 FIXED/ 5.38 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD 07570100 30/09/2004 30/09/2019 FIXED/ 5.38 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD 06860200 14/10/2004 02/04/2010 FIXED/ 3 -25,000,000.00 -25,000,000.00 -16,982,541.95 -25,000,000.00 USD 07700100 03/11/2004 03/11/2034 FIXED/ 6.55 30,000,000.00 36,289,552.84 24,651,554.13 36,289,552.84 USD 07780100 10/11/2004 10/11/2012 FIXED/ 3.5 110,000,000.00 110,000,000.00 74,723,184.57 110,000,000.00 USD 07790100 10/11/2004 15/12/2011 FIXED/ 3.88 1,000,000,000.00 1,000,000,000.00 679,301,677.88 1,000,000,000.00 USD 07760100 12/11/2004 12/11/2014 FIXED/ 3.86 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 07800100 12/11/2004 14/12/2012 FIXED/ 4 1,000,000,000.00 1,000,000,000.00 679,301,677.88 1,000,000,000.00 USD 07820100 17/11/2004 17/11/2014 FIXED/ 4.25 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 07890100 29/11/2004 29/11/2014 FIXED/ 4.15 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 07880100 01/12/2004 01/12/2014 FIXED/ 4.5 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 07850100 02/12/2004 02/12/2011 FIXED/ 4.2 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 07910100 03/12/2004 03/12/2014 FIXED/ 4.58 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 07920100 07/12/2004 07/12/2014 FIXED/ 4.68 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 07830100 14/12/2004 14/12/2024 FIXED/ 6.12 30,482,822.26 36,428,970.47 24,746,260.76 36,428,970.47 USD 07940100 14/12/2004 15/12/2014 FIXED/ 4.5 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 08000100 13/01/2005 14/03/2008 FIXED/ 3.5 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 08020100 19/01/2005 19/01/2010 FIXED/ 5.65 75,960,000.00 75,960,000.00 51,599,755.45 75,960,000.00 USD 08100100 25/01/2005 26/01/2009 FIXED/ 3.27 155,000,000.00 155,000,000.00 105,291,760.07 155,000,000.00 USD 08090100 26/01/2005 26/01/2010 FLOATING/ 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 08050100 28/01/2005 28/01/2035 FIXED/ 6.6 50,000,000.00 56,817,800.00 38,596,426.87 56,817,800.00 USD 08150100 16/02/2005 16/02/2035 FIXED/ 6.6 25,000,000.00 28,408,900.00 19,298,213.44 28,408,900.00 USD 08140100 23/02/2005 23/03/2045 FIXED/ 7.02 50,000,000.00 57,573,847.06 39,110,010.91 57,573,847.06 USD 08390100 03/03/2005 03/03/2010 FIXED/ 4 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 08300100 03/03/2005 03/03/2008 FLOATING/ 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD 08300200 03/03/2005 03/03/2008 FLOATING/ 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 08210100 04/03/2005 04/03/2020 FLOATING/ 70,000,000.00 70,000,000.00 47,551,117.45 70,000,000.00 USD 08310100 14/03/2005 14/03/2045 FIXED/ 6.8 50,000,000.00 57,031,200.00 38,741,389.85 57,031,200.00

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

USD 08360100 15/03/2005 15/03/2018 FIXED/ 5.25 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 08420100 15/03/2005 15/03/2035 FIXED/ 6.56 25,000,000.00 28,387,584.00 19,283,733.44 28,387,584.00 USD 08350100 15/03/2005 15/03/2012 FLOATING/ 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 08370100 16/03/2005 16/03/2045 FIXED/ 6.9 50,000,000.00 57,138,050.00 38,813,973.24 57,138,050.00 USD 08320100 29/03/2005 29/03/2045 FIXED/ 6.81 50,000,000.00 57,041,880.50 38,748,645.13 57,041,880.50 USD 08460100 29/03/2005 29/03/2045 FIXED/ 6.81 50,000,000.00 57,041,880.50 38,748,645.13 57,041,880.50 USD 08490100 30/03/2005 30/03/2045 FIXED/ 6.86 100,000,000.00 114,190,596.00 77,569,863.46 114,190,596.00 USD 08020200 06/04/2005 19/01/2010 FIXED/ 4.56 20,190,000.00 20,190,000.00 13,715,100.88 20,190,000.00 USD 08550100 28/04/2005 01/05/2008 FIXED/ 15.06 20,030,402.00 20,030,402.00 13,606,685.69 20,030,402.00 USD 08300300 13/05/2005 03/03/2008 FLOATING/ 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 08790100 18/05/2005 15/08/2008 FIXED/ 3.88 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 08700100 23/05/2005 24/05/2035 FLOATING/ 10,000,000.00 10,000,000.00 6,793,016.78 10,000,000.00 USD 08770100 31/05/2005 31/05/2035 FIXED/ 6.53 50,000,000.00 56,743,204.50 38,545,754.02 56,743,204.50 USD 09000100 06/07/2005 06/07/2035 FIXED/ 6.36 30,000,000.00 33,937,350.00 23,053,698.80 33,937,350.00 USD 09150100 26/07/2005 15/10/2012 FIXED/ 4.25 1,000,000,000.00 1,000,000,000.00 679,301,677.88 1,000,000,000.00 USD 09190100 29/07/2005 29/07/2015 FIXED/ 5.05 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 09490100 06/09/2005 06/09/2035 FIXED/ 6.53 25,000,000.00 28,371,603.00 19,272,877.52 28,371,603.00 USD 09590100 08/09/2005 15/09/2010 FIXED/ 4.13 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 09510100 12/09/2005 12/09/2008 FIXED/ 15.3 156,800,080.03 156,800,080.03 106,514,557.46 156,800,080.03 USD 09270100 22/09/2005 22/09/2010 FIXED/ 4.92 500,000,000.00 500,000,000.00 339,650,838.94 500,000,000.00 USD 09310100 27/09/2005 27/09/2010 FIXED/ 4.91 500,000,000.00 500,000,000.00 339,650,838.94 500,000,000.00 USD 09730100 30/09/2005 30/09/2035 FIXED/ 6.42 30,000,000.00 33,975,630.00 23,079,702.47 33,975,630.00 USD 09750100 05/10/2005 21/09/2010 FIXED/ 13.12 69,849,750.46 69,849,750.46 47,449,052.69 69,849,750.46 USD 05780100 17/10/2005 17/10/2033 FIXED/ 6.9 114,890,775.00 131,292,696.93 89,187,349.32 131,292,696.93 USD 09870100 17/10/2005 17/10/2035 FIXED/ 6.63 25,000,000.00 28,424,892.25 19,309,077.00 28,424,892.25 USD 09950100 20/10/2005 20/10/2015 FIXED/ 4.63 1,000,000,000.00 1,000,000,000.00 679,301,677.88 1,000,000,000.00 USD 10090100 14/11/2005 14/11/2008 FLOATING/ 26,431,718.06 26,431,718.06 17,955,110.43 26,431,718.06 USD 10090200 14/11/2005 14/11/2008 FLOATING/ 13,483,146.06 13,483,146.06 9,159,123.74 13,483,146.06 USD 10090300 14/11/2005 14/11/2008 FLOATING/ 9,049,773.76 9,049,773.76 6,147,526.50 9,049,773.76 USD 10090400 02/12/2005 14/11/2008 FLOATING/ 18,140,589.57 18,140,589.57 12,322,932.93 18,140,589.57 USD 10490100 18/01/2006 17/02/2009 FIXED/ 4.5 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 08020300 19/01/2006 19/01/2010 FIXED/ 6.37 23,427,000.00 23,427,000.00 15,914,000.41 23,427,000.00 USD 10090500 24/01/2006 14/11/2008 FLOATING/ 12,736,690.16 12,736,690.16 8,652,055.00 12,736,690.16 USD 10630100 09/02/2006 05/05/2009 FLOATING/ 21,413,276.23 21,413,276.23 14,546,074.47 21,413,276.23 USD 10790100 16/02/2006 16/02/2016 FIXED/ 4.88 2,000,000,000.00 2,000,000,000.00 1,358,603,355.75 2,000,000,000.00 USD 04510200 24/02/2006 01/04/2015 FIXED/ 0.5 -20,000,000.00 -20,000,000.00 -13,586,033.56 -20,000,000.00 USD 10870100 24/02/2006 24/02/2016 FIXED/ 5.85 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 10870200 24/02/2006 24/02/2016 FIXED/ 5.85 30,000,000.00 30,000,000.00 20,379,050.34 30,000,000.00 USD 10850100 28/02/2006 01/03/2016 FLOATING/ 90,000,000.00 90,000,000.00 61,137,151.01 90,000,000.00 USD 08020400 01/03/2006 19/01/2010 FIXED/ 5.47 40,640,000.00 40,640,000.00 27,606,820.19 40,640,000.00 USD 10630200 01/03/2006 05/05/2009 FLOATING/ 18,348,623.85 18,348,623.85 12,464,250.97 18,348,623.85 USD 11070100 02/03/2006 15/02/2036 FIXED/ 4.88 1,000,000,000.00 1,000,000,000.00 679,301,677.88 1,000,000,000.00 USD 10830100 06/03/2006 06/03/2008 FLOATING/ 22,820,629.85 22,820,629.85 15,502,092.15 22,820,629.85 USD 10830200 06/03/2006 06/03/2008 FLOATING/ 23,518,344.31 23,518,344.31 15,976,050.75 23,518,344.31

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

USD 11030100 10/03/2006 10/03/2011 FIXED/ 5 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 11310100 22/03/2006 14/01/2008 FIXED/ 4.98 25,787,208.44 27,507,073.86 18,685,601.43 27,507,073.86 USD 11320100 22/03/2006 03/07/2008 FIXED/ 4.98 8,717,389.12 9,284,857.39 6,307,219.20 9,284,857.39 USD 11330100 22/03/2006 30/12/2009 FIXED/ 5.02 10,685,956.97 11,429,551.66 7,764,113.62 11,429,551.66 USD 11340100 22/03/2006 30/12/2014 FIXED/ 5.08 8,296,987.98 8,881,399.57 6,033,149.63 8,881,399.57 USD 11350100 22/03/2006 14/01/2020 FIXED/ 5.12 5,966,153.26 6,375,492.51 4,330,882.76 6,375,492.51 USD 11360100 22/03/2006 14/01/2021 FIXED/ 5.13 8,060,052.56 8,613,606.55 5,851,237.38 8,613,606.55 USD 11370100 22/03/2006 14/06/2021 FIXED/ 5.13 34,870,629.52 37,265,499.30 25,314,516.20 37,265,499.30 USD 11380100 22/03/2006 02/07/2021 FIXED/ 5.12 4,652,255.00 4,963,405.73 3,371,649.84 4,963,405.73 USD 11390100 22/03/2006 14/09/2021 FIXED/ 5.13 62,293,964.07 67,416,928.19 45,796,432.44 67,416,928.19 USD 11400100 22/03/2006 14/12/2021 FIXED/ 5.13 61,502,787.21 65,730,929.83 44,651,130.92 65,730,929.83 USD 11410100 22/03/2006 14/04/2025 FIXED/ 5.14 30,164,402.20 32,650,041.96 22,179,228.29 32,650,041.96 USD 11420100 22/03/2006 13/06/2025 FIXED/ 5.14 29,909,642.36 31,965,448.58 21,714,182.85 31,965,448.58 USD 11430100 22/03/2006 12/09/2025 FIXED/ 5.14 29,540,125.65 31,965,448.59 21,714,182.86 31,965,448.59 USD 11440100 22/03/2006 12/12/2025 FIXED/ 5.14 29,136,292.04 31,136,552.37 21,151,112.27 31,136,552.37 USD 11450100 22/03/2006 14/04/2026 FIXED/ 5.15 67,132,387.78 72,669,827.34 49,364,735.64 72,669,827.34 USD 11460100 22/03/2006 12/06/2026 FIXED/ 5.15 66,574,220.27 71,144,663.62 48,328,689.37 71,144,663.62 USD 11470100 22/03/2006 14/09/2026 FIXED/ 5.15 65,723,441.50 71,144,663.62 48,328,689.37 71,144,663.62 USD 11480100 22/03/2006 14/12/2026 FIXED/ 5.14 64,886,291.09 69,360,368.14 47,116,614.46 69,360,368.14 USD 10630300 24/03/2006 05/05/2009 FLOATING/ 18,770,530.26 18,770,530.26 12,750,852.70 18,770,530.26 USD 10830300 24/03/2006 06/03/2008 FLOATING/ 47,058,823.53 47,058,823.53 31,967,137.78 47,058,823.53 USD 11700100 28/04/2006 15/05/2013 FIXED/ 5.25 1,000,000,000.00 1,000,000,000.00 679,301,677.88 1,000,000,000.00 USD 10630400 22/05/2006 05/05/2009 FLOATING/ 19,277,120.00 19,277,120.00 13,094,979.96 19,277,120.00 USD 11940100 23/05/2006 15/06/2011 FIXED/ 5.25 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 11980100 30/05/2006 03/12/2010 FIXED/ 5.14 83,916,290.80 90,607,480.29 61,549,813.39 90,607,480.29 USD 11920100 30/05/2006 30/05/2008 FLOATING/ 28,735,632.18 28,735,632.18 19,520,163.15 28,735,632.18 USD 12000100 05/06/2006 05/01/2009 FLOATING/ 43,301,290.00 43,301,290.00 29,414,638.95 43,301,290.00 USD 10830400 06/06/2006 06/03/2008 FLOATING/ 18,327,605.96 18,327,605.96 12,449,973.48 18,327,605.96 USD 12080100 28/06/2006 21/12/2010 FIXED/ 5.25 160,225,365.00 172,879,507.43 117,437,339.47 172,879,507.43 USD 12240100 14/07/2006 14/02/2011 FIXED/ 5.55 391,626,413.00 404,293,895.68 274,637,521.69 404,293,895.68 USD 12280100 09/08/2006 23/11/2012 FIXED/ 5.36 198,448,694.45 212,323,117.97 144,231,450.29 212,323,117.97 USD 04510300 23/08/2006 01/04/2015 FIXED/ 0.5 -5,000,000.00 -5,000,000.00 -3,396,508.39 -5,000,000.00 USD 12350100 25/08/2006 25/08/2016 FLOATING/ 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 12360100 01/09/2006 01/03/2013 FIXED/ 5.1 101,374,285.24 103,959,228.13 70,619,678.10 103,959,228.13 USD 12430100 13/09/2006 13/09/2016 FIXED/ 5.13 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 12380100 15/09/2006 15/09/2016 FLOATING/ 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 12390100 15/09/2006 15/09/2016 FLOATING/ 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 12440100 21/09/2006 21/04/2013 FIXED/ 5.06 108,944,401.20 112,157,852.49 76,189,017.38 112,157,852.49 USD 10850100 02/10/2006 01/03/2016 FLOATING/ -86,805,000.00 -86,805,000.00 -58,966,782.15 -86,805,000.00 USD 12520100 18/10/2006 15/10/2013 FIXED/ 5 1,500,000,000.00 1,500,000,000.00 1,018,952,516.81 1,500,000,000.00 USD 12550100 07/11/2006 07/11/2036 FIXED/ 6.79 25,220,923.72 26,933,424.45 18,295,920.42 26,933,424.45 USD 12690100 03/01/2007 03/01/2017 FLOATING/ 54,000,000.00 54,000,000.00 36,682,290.61 54,000,000.00 USD 12770100 09/01/2007 09/01/2017 FLOATING/ 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 12830100 17/01/2007 17/01/2017 FIXED/ 4.88 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

USD XS0284624763 26/01/2007 25/01/2008 FIXED 5.13 150,708,379.00 150,708,379.00 102,376,454.72 150,708,379.00 USD 12860100 30/01/2007 30/01/2012 FIXED/ 5.5 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 12870100 30/01/2007 30/01/2014 FIXED/ 5.7 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 10830500 31/01/2007 06/03/2008 FLOATING/ 23,132,084.20 23,132,084.20 15,713,663.61 23,132,084.20 USD 12890100 01/02/2007 01/02/2017 FLOATING/ 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 12900100 01/02/2007 01/02/2017 FLOATING/ 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 12980100 06/02/2007 08/02/2010 FIXED/ 5 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 12970100 13/02/2007 13/02/2009 FLOATING/ 23,419,203.75 23,419,203.75 15,908,704.40 23,419,203.75 USD 13030100 23/02/2007 15/04/2014 FIXED/ 5.13 1,250,000,000.00 1,250,000,000.00 849,127,097.34 1,250,000,000.00 USD 13110100 21/03/2007 21/03/2012 FIXED/ 4.63 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 13170100 12/04/2007 12/04/2037 FIXED/ 6.8 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 13310100 30/05/2007 30/05/2017 FIXED/ 5.13 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 13320100 05/06/2007 05/06/2037 FIXED/ 6.28 29,003,436.63 29,003,436.63 19,702,083.17 29,003,436.63 USD XS0306879734 22/06/2007 20/06/2008 FIXED 5.22 311,570,000.00 311,570,000.00 211,650,023.78 311,570,000.00 USD 13380100 22/06/2007 22/06/2037 FIXED/ 7.26 29,883,054.25 29,883,054.25 20,299,608.89 29,883,054.25 USD XS0316681740 14/08/2007 14/02/2008 FIXED 5.2 200,000,000.00 200,000,000.00 135,860,335.58 200,000,000.00 USD 13520100 14/08/2007 11/05/2009 FIXED/ 4.87 99,854,757.80 99,854,757.80 67,831,504.52 99,854,757.80 USD 13540100 06/09/2007 06/09/2012 FIXED/ 5.55 500,000,000.00 500,000,000.00 339,650,838.94 500,000,000.00 USD 13560100 06/09/2007 15/09/2010 FIXED/ 4.63 3,000,000,000.00 3,000,000,000.00 2,037,905,033.63 3,000,000,000.00 USD 13620100 26/09/2007 15/10/2014 FIXED/ 4.75 1,000,000,000.00 1,000,000,000.00 679,301,677.88 1,000,000,000.00 USD 13630100 28/09/2007 28/09/2009 FLOATING/ 53,737,438.87 53,737,438.87 36,503,932.39 53,737,438.87 USD XS0324242105 03/10/2007 03/01/2008 FIXED 4.68 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0324242105 03/10/2007 03/01/2008 FIXED 4.69 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0324454031 03/10/2007 04/01/2008 FIXED 4.69 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 13640100 05/10/2007 05/10/2017 FLOATING/ 27,000,000.00 27,000,000.00 18,341,145.30 27,000,000.00 USD 01850200 11/10/2007 02/03/2015 FIXED/ 2 -5,810,000.00 -5,810,000.00 -3,946,742.75 -5,810,000.00 USD XS0326081675 12/10/2007 14/01/2008 FIXED 4.48 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD 13660100 12/10/2007 12/10/2009 FIXED/ 4.62 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 13590100 15/10/2007 15/10/2012 FIXED/ 5.33 500,000,000.00 500,000,000.00 339,650,838.94 500,000,000.00 USD XS0326944112 18/10/2007 18/01/2008 FIXED 4.47 8,500,000.00 8,500,000.00 5,774,064.26 8,500,000.00 USD 13690100 19/10/2007 19/10/2010 FLOATING/ 54,914,881.93 54,914,881.93 37,303,771.44 54,914,881.93 USD XS0327664552 23/10/2007 22/01/2008 FIXED 4.61 124,000,000.00 124,000,000.00 84,233,408.06 124,000,000.00 USD XS0327874102 24/10/2007 24/01/2008 FIXED 4.45 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0328109268 25/10/2007 25/01/2008 FIXED 4.35 200,000,000.00 200,000,000.00 135,860,335.58 200,000,000.00 USD 29878RAV0 31/10/2007 29/01/2008 FIXED 4.398 121,000,000.00 121,000,000.00 82,195,503.02 121,000,000.00 USD XS0329587298 05/11/2007 05/02/2008 FIXED 4.35 150,000,000.00 150,000,000.00 101,895,251.68 150,000,000.00 USD XS0329627771 05/11/2007 07/01/2008 FIXED 4.35 150,000,000.00 150,000,000.00 101,895,251.68 150,000,000.00 USD XS0330709774 09/11/2007 11/02/2008 FIXED 4.3 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD XS0331023050 13/11/2007 13/02/2008 FIXED 4.31 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 13750100 13/11/2007 13/11/2010 FIXED/ 4.63 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0331449974 14/11/2007 14/02/2008 FIXED 4.35 12,000,000.00 12,000,000.00 8,151,620.13 12,000,000.00 USD XS0331449974 14/11/2007 14/02/2008 FIXED 4.35 200,000,000.00 200,000,000.00 135,860,335.58 200,000,000.00 USD XS0331449974 14/11/2007 14/02/2008 FIXED 4.36 150,000,000.00 150,000,000.00 101,895,251.68 150,000,000.00 USD 13760100 14/11/2007 14/11/2017 FLOATING/ 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

USD XS0331622190 15/11/2007 15/02/2008 FIXED 4.32 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0331622190 15/11/2007 15/02/2008 FIXED 4.32 150,000,000.00 150,000,000.00 101,895,251.68 150,000,000.00 USD XS0331622190 15/11/2007 15/02/2008 FIXED 4.32 150,000,000.00 150,000,000.00 101,895,251.68 150,000,000.00 USD XS0332343093 19/11/2007 19/02/2008 FIXED 4.25 500,000,000.00 500,000,000.00 339,650,838.94 500,000,000.00 USD XS0332346435 20/11/2007 20/02/2008 FIXED 4.27 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 29878RB15 23/11/2007 01/02/2008 FIXED 4.28 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD XS0333473246 27/11/2007 27/02/2008 FIXED 4.26 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD 11030200 27/11/2007 10/03/2011 FIXED/ 5 -10,320,000.00 -10,320,000.00 -7,010,393.32 -10,320,000.00 USD 29878RAR9 28/11/2007 25/01/2008 FIXED 4.5024 35,000,000.00 35,000,000.00 23,775,558.73 35,000,000.00 USD 29878RAV0 28/11/2007 29/01/2008 FIXED 4.4996 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 29878RBU1 28/11/2007 28/02/2008 FIXED 4.45 13,000,000.00 13,000,000.00 8,830,921.81 13,000,000.00 USD 29878RBU1 28/11/2007 28/02/2008 FIXED 4.45 23,000,000.00 23,000,000.00 15,623,938.59 23,000,000.00 USD 29878RB15 30/11/2007 01/02/2008 FIXED 4.454 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD XS0334177721 30/11/2007 31/01/2008 FIXED 4.5 15,000,000.00 15,000,000.00 10,189,525.17 15,000,000.00 USD XS0334177721 30/11/2007 31/01/2008 FIXED 4.5 750,000,000.00 750,000,000.00 509,476,258.41 750,000,000.00 USD XS0334217451 30/11/2007 29/02/2008 FIXED 4.45 300,000,000.00 300,000,000.00 203,790,503.36 300,000,000.00 USD XS0334579363 03/12/2007 03/03/2008 FIXED 4.45 5,000,000.00 5,000,000.00 3,396,508.39 5,000,000.00 USD XS0334579363 03/12/2007 03/03/2008 FIXED 4.45 500,000,000.00 500,000,000.00 339,650,838.94 500,000,000.00 USD XS0334593430 03/12/2007 17/01/2008 FIXED 4.45 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD XS0334802534 04/12/2007 04/01/2008 FIXED 4.45 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD 13820100 04/12/2007 04/12/2037 FIXED/ 6.72 29,999,421.00 29,999,421.00 20,378,657.02 29,999,421.00 USD 29878RA81 05/12/2007 08/01/2008 FIXED 4.6 25,000,000.00 25,000,000.00 16,982,541.95 25,000,000.00 USD 29878RA81 05/12/2007 08/01/2008 FIXED 4.6 27,250,000.00 27,250,000.00 18,510,970.72 27,250,000.00 USD 29878RA99 05/12/2007 09/01/2008 FIXED 4.4996 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 29878RA73 06/12/2007 07/01/2008 FIXED 4.55 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 29878RA73 06/12/2007 07/01/2008 FIXED 4.55 40,000,000.00 40,000,000.00 27,172,067.12 40,000,000.00 USD XS0335074968 06/12/2007 07/01/2008 FIXED 4.6 300,000,000.00 300,000,000.00 203,790,503.36 300,000,000.00 USD XS0335074968 06/12/2007 07/01/2008 FIXED 4.6 15,000,000.00 15,000,000.00 10,189,525.17 15,000,000.00 USD 29878RA40 07/12/2007 04/01/2008 FIXED 4.6 80,000,000.00 80,000,000.00 54,344,134.23 80,000,000.00 USD 29878RAA6 07/12/2007 10/01/2008 FIXED 4.499 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD 29878RAB4 07/12/2007 11/01/2008 FIXED 4.5 10,000,000.00 10,000,000.00 6,793,016.78 10,000,000.00 USD XS0335525480 07/12/2007 07/01/2008 FIXED 4.56 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 29878RA73 10/12/2007 07/01/2008 FIXED 4.6 30,000,000.00 30,000,000.00 20,379,050.34 30,000,000.00 USD 29878RAA6 11/12/2007 10/01/2008 FIXED 4.45 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD 29878RAA6 11/12/2007 10/01/2008 FIXED 4.447 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD XS0336049126 11/12/2007 11/01/2008 FIXED 4.45 5,000,000.00 5,000,000.00 3,396,508.39 5,000,000.00 USD XS0336049126 11/12/2007 11/01/2008 FIXED 4.45 220,400,000.00 220,400,000.00 149,718,089.80 220,400,000.00 USD XS0336138069 11/12/2007 11/02/2008 FIXED 4.3 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0336244339 11/12/2007 03/01/2008 FIXED 4.4 200,000,000.00 200,000,000.00 135,860,335.58 200,000,000.00 USD XS0336289276 12/12/2007 14/01/2008 FIXED 4.33 216,000,000.00 216,000,000.00 146,729,162.42 216,000,000.00 USD 29878RAE8 13/12/2007 14/01/2008 FIXED 4.28 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0336345284 13/12/2007 15/01/2008 FIXED 4.33 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0336455620 13/12/2007 14/01/2008 FIXED 4.28 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0336455620 13/12/2007 14/01/2008 FIXED 4.28 14,000,000.00 14,000,000.00 9,510,223.49 14,000,000.00

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

USD XS0336455620 13/12/2007 14/01/2008 FIXED 4.23 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD XS0336543326 13/12/2007 10/01/2008 FIXED 4.28 105,000,000.00 105,000,000.00 71,326,676.18 105,000,000.00 USD XS0336545610 13/12/2007 11/01/2008 FIXED 4.29 30,000,000.00 30,000,000.00 20,379,050.34 30,000,000.00 USD XS0336558787 13/12/2007 04/01/2008 FIXED 4.24 150,000,000.00 150,000,000.00 101,895,251.68 150,000,000.00 USD XS0336730519 14/12/2007 04/01/2008 FIXED 4.05 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD XS0336825814 14/12/2007 14/01/2008 FIXED 3.98 30,000,000.00 30,000,000.00 20,379,050.34 30,000,000.00 USD XS0336837231 17/12/2007 17/01/2008 FIXED 4 30,000,000.00 30,000,000.00 20,379,050.34 30,000,000.00 USD XS0336837231 17/12/2007 17/01/2008 FIXED 4 30,000,000.00 30,000,000.00 20,379,050.34 30,000,000.00 USD XS0337013733 17/12/2007 04/01/2008 FIXED 3.9 75,000,000.00 75,000,000.00 50,947,625.84 75,000,000.00 USD XS0337099435 18/12/2007 18/03/2008 FIXED 4.03 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0337269533 19/12/2007 03/03/2008 FIXED 3.96 125,000,000.00 125,000,000.00 84,912,709.73 125,000,000.00 USD XS0337442262 19/12/2007 19/02/2008 FIXED 3.96 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD XS0337413750 20/12/2007 11/02/2008 FIXED 3.85 250,000,000.00 250,000,000.00 169,825,419.47 250,000,000.00 USD XS0337552524 20/12/2007 17/03/2008 FIXED 3.91 100,000,000.00 100,000,000.00 67,930,167.79 100,000,000.00 USD XS0338051872 24/12/2007 25/03/2008 FIXED 3.91 10,000,000.00 10,000,000.00 6,793,016.78 10,000,000.00 USD XS0338051872 24/12/2007 25/03/2008 FIXED 3.91 20,000,000.00 20,000,000.00 13,586,033.56 20,000,000.00 USD XS0338302382 27/12/2007 27/02/2008 FIXED 3.9 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00 USD XS0338302382 27/12/2007 27/02/2008 FIXED 3.9 30,000,000.00 30,000,000.00 20,379,050.34 30,000,000.00 USD XS0338366510 27/12/2007 19/03/2008 FIXED 3.85 50,000,000.00 50,000,000.00 33,965,083.89 50,000,000.00

85,795,046,049.06 85,986,379,782.24 58,410,692,060.70 85,986,379,782.24

Currency: ZAR

ZAR 01360100 30/04/1998 31/12/2018 FIXED/ 12.69 337,900,000.00 337,900,000.00 33,689,604.98 49,594,467.49 ZAR 01440100 30/10/1998 30/10/2008 FIXED/ 16 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 01580100 23/02/1999 23/02/2009 FIXED/ 14.75 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 01640100 19/05/1999 19/05/2009 FIXED/ 13.5 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 01580200 10/06/1999 23/02/2009 FIXED/ 14.75 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 01640200 05/07/1999 19/05/2009 FIXED/ 13.5 120,000,000.00 120,000,000.00 11,964,346.25 17,612,714.11 ZAR 01640300 15/10/1999 19/05/2009 FIXED/ 13.5 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 01820100 10/12/1999 31/08/2010 FIXED/ 13 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 01800100 15/12/1999 15/12/2009 FIXED/ 13.5 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 01820200 24/03/2000 31/08/2010 FIXED/ 13 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 01820300 25/05/2000 31/08/2010 FIXED/ 13 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 01640400 04/07/2000 19/05/2009 FIXED/ 13.5 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 02200100 05/04/2001 05/04/2011 FIXED/ 10.5 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 02200200 31/08/2001 05/04/2011 FIXED/ 10.5 50,000,000.00 50,000,000.00 4,985,144.27 7,338,630.88 ZAR 02200300 30/04/2002 05/04/2011 FIXED/ 10.5 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 04770100 15/05/2003 15/05/2008 FIXED/ 10.25 200,000,000.00 200,000,000.00 19,940,577.08 29,354,523.52 ZAR 06100100 21/10/2003 21/10/2013 FIXED/ 8 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 06100200 30/12/2003 21/10/2013 FIXED/ 8 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

ZAR 06100300 20/01/2004 21/10/2013 FIXED/ 8 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 06100400 04/02/2004 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 06500100 06/02/2004 06/02/2009 FIXED/ 8.5 450,000,000.00 450,000,000.00 44,866,298.43 66,047,677.92 ZAR 06100500 01/03/2004 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 06100600 02/06/2004 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 06100700 05/07/2004 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 06100800 23/08/2004 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 01360200 15/09/2004 31/12/2018 FIXED/ 12.69 -149,715,887.25 -149,715,887.25 -14,927,105.95 -21,974,192.67 ZAR 06100900 08/10/2004 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 06101000 15/10/2004 21/10/2013 FIXED/ 8 650,000,000.00 650,000,000.00 64,806,875.51 95,402,201.44 ZAR 06101100 21/10/2004 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 07720100 04/11/2004 04/11/2014 FIXED/ 8.5 200,000,000.00 200,000,000.00 19,940,577.08 29,354,523.52 ZAR 07730100 04/11/2004 04/11/2010 FIXED/ 8 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 06101200 10/12/2004 21/10/2013 FIXED/ 8 200,000,000.00 200,000,000.00 19,940,577.08 29,354,523.52 ZAR 06101300 01/03/2005 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 06101400 18/05/2005 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 08830100 01/06/2005 01/06/2016 FIXED/ 7.5 200,000,000.00 200,000,000.00 19,940,577.08 29,354,523.52 ZAR 07730200 03/06/2005 04/11/2010 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 06101600 08/06/2005 21/10/2013 FIXED/ 8 200,000,000.00 200,000,000.00 19,940,577.08 29,354,523.52 ZAR 06101500 08/06/2005 21/10/2013 FIXED/ 8 150,000,000.00 150,000,000.00 14,955,432.81 22,015,892.64 ZAR 06101700 07/07/2005 21/10/2013 FIXED/ 8 200,000,000.00 200,000,000.00 19,940,577.08 29,354,523.52 ZAR 08830200 19/07/2005 01/06/2016 FIXED/ 7.5 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 08830300 20/09/2005 01/06/2016 FIXED/ 7.5 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 08830400 27/10/2005 01/06/2016 FIXED/ 7.5 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 06101800 09/11/2005 21/10/2013 FIXED/ 8 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 10330100 08/12/2005 09/12/2009 FIXED/ 6.5 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 11860100 19/05/2006 19/05/2014 FIXED/ 7 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 06101900 26/06/2006 21/10/2013 FIXED/ 8 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 06102000 24/07/2006 21/10/2013 FIXED/ 8 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 06102100 24/07/2006 21/10/2013 FIXED/ 8 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 06102200 16/08/2006 21/10/2013 FIXED/ 8 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 07720200 31/08/2006 04/11/2014 FIXED/ 8.5 300,000,000.00 300,000,000.00 29,910,865.62 44,031,785.28 ZAR 06102300 01/09/2006 21/10/2013 FIXED/ 8 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 06102400 01/09/2006 21/10/2013 FIXED/ 8 200,000,000.00 200,000,000.00 19,940,577.08 29,354,523.52 ZAR 07720300 12/09/2006 04/11/2014 FIXED/ 8.5 300,000,000.00 300,000,000.00 29,910,865.62 44,031,785.28 ZAR 12410100 14/09/2006 14/09/2009 FIXED/ 9 300,000,000.00 300,000,000.00 29,910,865.62 44,031,785.28 ZAR 06102500 21/09/2006 21/10/2013 FIXED/ 8 500,000,000.00 500,000,000.00 49,851,442.70 73,386,308.80 ZAR 07730300 20/10/2006 04/11/2010 FIXED/ 8 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 06500200 17/11/2006 06/02/2009 FIXED/ 8.5 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 12410200 17/01/2007 14/09/2009 FIXED/ 9 200,000,000.00 200,000,000.00 19,940,577.08 29,354,523.52 ZAR 06500300 06/02/2007 06/02/2009 FIXED/ 8.5 200,000,000.00 200,000,000.00 19,940,577.08 29,354,523.52

Borrowing Initial Amount in Outstanding Nominal in Outstanding Nominal in Outstanding Nominal in Currency Number Value Date Maturity Date Rate Type Rate Currency Currency EUR USD

ZAR 07730400 26/04/2007 04/11/2010 FIXED/ 8 100,000,000.00 100,000,000.00 9,970,288.54 14,677,261.76 ZAR 12410300 25/06/2007 14/09/2009 FIXED/ 9 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 06102600 28/06/2007 21/10/2013 FIXED/ 8 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 12410400 08/08/2007 14/09/2009 FIXED/ 9 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 06102700 15/10/2007 21/10/2013 FIXED/ 8 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 12410500 24/10/2007 14/09/2009 FIXED/ 9 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 12410600 24/10/2007 14/09/2009 FIXED/ 9 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40 ZAR 13800100 28/11/2007 28/01/2011 FIXED/ 10 250,000,000.00 250,000,000.00 24,925,721.35 36,693,154.40

11,708,184,112.75 11,708,184,112.75 1,167,339,738.84 1,718,440,829.55

Totals: 254,221,321,372.40 374,239,207,192.00

175